EXHIBIT 99.2
Unaudited
Financial Supplement
June 30, 2006
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
NCM and First Franklin Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	21
Commercial Loan Industry Concentration	21
Consumer and Small Business Financial Services Performance Measures	22
Asset Management Performance Measures	23
Loan Sale and Servicing Revenue	24
NCM Loan Sale Data	25
NCM Loan Servicing Data	26
First Franklin Loan Sale and Servicing Data	27
First Franklin Portfolio Statistics	28
Home Equity Sale and Servicing Portfolio Data	29
Home Equity Portfolio Data	30
Line of Business Results	31-35

Monthly Financial Trends
Consolidated Selected Average Balances	36
Capitalization	37
Full-Time Equivalent Employees By Line of Business	37
Consumer and Small Business Financial Services Performance Measures	38
Asset Management Performance Measures	39
National City Mortgage Statistics	39
First Franklin Statistics	40

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Loan Sale and Servicing Revenue — page 24, NCM Loan Servicing Data — page 26
In June 2006, the Corporation changed its method of estimating time decay for mortgage servicing rights which resulted in a $26 million decrease in the amounts previously reported for time decay, and a corresponding increase in net MSR hedging losses, for the period ended March 31, 2006.
Consolidated Period-End Balance Sheets — page 6, Consolidated Average Balance Sheets — page 7, and Consolidated Selected Average Balances — Monthly Financial Trends — page 36
The presentation of escrow balances was streamlined. In prior reports, the specific escrow components (i.e. principal and interest, taxes and insurance) were separately disclosed. Total noninterest bearing escrow and total interest bearing escrow balances are now reported. Prior period results have been updated to reflect this presentation change.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
EARNINGS
Tax-equivalent interest income	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$1,387	$4,396	$3,616
Interest expense	1,076	969	921	827	694	594	509	424	335	2,045	1,288

Tax-equivalent net interest income	1,167	1,184	1,192	1,207	1,171	1,157	1,218	1,177	1,052	2,351	2,328
Provision for credit losses	60	27	132	56	26	70	81	98	61	87	96

Tax-equivalent NII after provision for credit losses	1,107	1,157	1,060	1,151	1,145	1,087	1,137	1,079	991	2,264	2,232
Fees and other income	783	644	768	748	976	785	1,442	1,021	849	1,427	1,761
Securities gains (losses), net	1	12	9	(1)	5	14	11	3	5	13	19
Noninterest expense	1,176	1,142	1,271	1,158	1,181	1,145	1,247	1,211	1,049	2,318	2,326

Income before taxes and tax-equivalent adjustment	715	671	566	740	945	741	1,343	892	796	1,386	1,686
Income taxes	235	204	161	254	311	250	376	293	272	439	561
Tax-equivalent adjustment	7	8	7	8	9	7	7	8	5	15	16

Net income	$473	$459	$398	$478	$625	$484	$960	$591	$519	$932	$1,109

Effective tax rate	33.2%	30.8%	28.6%	34.8%	33.2%	34.1%	28.1%	33.2%	34.4%	32.0%	33.6%

PER COMMON SHARE
Net income:
Basic	$.77	$.75	$.65	$.75	$.98	$.75	$1.48	$.88	$.84	$1.52	$1.73
Diluted	.77	.74	.64	.74	.97	.74	1.46	.86	.83	1.51	1.71
Dividends paid	.37	.37	.37	.37	.35	.35	.35	.35	.32	.74	.70
Book value	20.84	20.69	20.51	20.54	20.42	19.82	19.80	18.98	16.86
Market value (close)	36.19	34.90	33.57	33.44	34.12	33.50	37.55	38.62	35.01
Average shares:
Basic	609.7	611.9	618.2	635.9	636.9	643.0	652.9	663.3	619.1	610.8	639.9
Diluted	618.2	619.7	625.4	644.7	644.1	652.5	666.3	677.1	625.5	619.0	648.3

PERFORMANCE RATIOS
Return on average common equity	15.08%	14.91%	12.57%	14.59%	19.65%	15.35%	29.71%	19.00%	20.13%	15.00%	17.51%
Return on average total equity	15.10	14.92	12.59	14.61	19.66	15.37	29.72	19.01	20.13	15.01	17.52
Return on average assets	1.35	1.33	1.10	1.31	1.80	1.42	2.77	1.76	1.80	1.34	1.61
Net interest margin	3.73	3.81	3.74	3.72	3.76	3.78	4.01	3.97	4.03	3.77	3.77
Efficiency ratio	60.29	62.50	64.85	59.25	55.03	58.94	46.85	55.11	55.15	61.36	56.89

LINE OF BUSINESS (LOB) RESULTS(1)
Net Income:
National City Mortgage	($52)	($71)	$20	$26	$153	$85	$13	$139	$17	($123)	$238
National Consumer Finance	148	122	132	131	154	162	137	171	182	270	316

Total mortgage businesses	96	51	152	157	307	247	150	310	199	147	554

Rest of National City (RONC):
Consumer and Small Business Financial Services	211	179	162	171	153	140	159	151	148	390	293
Wholesale Banking	197	201	193	206	194	183	194	168	165	398	377
Asset Management	29	22	14	19	26	21	18	26	64	51	47
National Processing	—	—	—	—	—	—	(9)	17	14	—	—
Parent and Other	(60)	6	(123)	(75)	(55)	(107)	448	(81)	(71)	(54)	(162)

Total RONC	377	408	246	321	318	237	810	281	320	785	555

Total Consolidated National City Corporation	$473	$459	$398	$478	$625	$484	$960	$591	$519	$932	$1,109

LOB Contribution to Diluted Earnings Per Share:
National City Mortgage	($.09)	($.11)	$.03	$.04	$.24	$.13	$.01	$.20	$.02	($.20)	$.37
National Consumer Finance	.24	.20	.21	.20	.24	.25	.20	.25	.29	.44	.49

Total mortgage businesses	.15	.09	.24	.24	.48	.38	.21	.45	.31	.24	.86

Rest of National City (RONC):
Consumer and Small Business Financial Services	.34	.29	.26	.27	.23	.22	.24	.22	.24	.63	.45
Wholesale Banking	.32	.32	.31	.32	.30	.28	.29	.25	.26	.64	.58
Asset Management	.05	.04	.02	.03	.04	.03	.03	.04	.10	.09	.07
National Processing	—	—	—	—	—	—	(.01)	.02	.02	—	—
Parent and Other	(.09)	—	(.19)	(.12)	(.08)	(.17)	.70	(.12)	(.10)	(.09)	(.25)

Total RONC	.62	.65	.40	.50	.49	.36	1.25	.41	.52	1.27	.85

Total Consolidated National City Corporation	$.77	$.74	$.64	$.74	$.97	$.74	$1.46	$.86	$.83	$1.51	$1.71

(1)	See pages 31-35 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
CREDIT QUALITY STATISTICS
Net charge-offs	$76	$121	$138	$83	$72	$87	$104	$97	$63	$197	$159
Provision for credit losses	60	27	132	56	26	70	81	98	61	87	96
Loan loss allowance	989	1,001	1,094	1,108	1,125	1,179	1,188	1,178	1,028
Lending-related commitment allowance	77	79	84	88	100	93	100	127	117
Nonperforming assets	667	647	596	585	572	578	563	628	544
Annualized net charge-offs to average portfolio loans	.30%	.46%	.52%	.30%	.27%	.35%	.41%	.41%	.30%	.38%	.31%
Loan loss allowance to period-end portfolio loans	.98	.98	1.03	1.02	1.05	1.15	1.19	1.21	1.21
Loan loss allowance to nonperforming portfolio loans	202.14	207.14	223.11	230.08	238.64	245.11	256.92	234.48	234.09
Loan loss allowance (period-end) to annualized net charge-offs	326.17	204.29	199.42	336.67	391.50	330.46	290.31	302.46	407.33	249.71%	349.56%
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.66	.63	.56	.54	.53	.56	.56	.64	.64

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%	8.25%	8.23%	9.02%
Total risk-based capital(1)	10.20	10.31	10.54	10.78	11.20	11.25	11.79	11.86	13.07
Leverage(1)	6.89	6.92	6.83	7.03	7.36	7.22	7.31	7.35	7.90
Period-end equity to assets	8.91	9.00	8.86	8.80	9.02	8.97	9.18	9.14	8.82
Period-end tangible common equity to assets (2)	6.60	6.70	6.57	6.57	6.75	6.65	6.83	6.71	7.64
Average equity to assets	8.97	8.94	8.78	8.95	9.13	9.23	9.31	9.24	8.94	8.96	9.18
Average equity to portfolio loans	12.35	11.83	11.79	11.98	12.16	12.62	12.96	12.95	12.50	12.08	12.38
Average portfolio loans to deposits	122.88	127.05	126.68	127.88	130.12	124.24	118.81	115.64	114.14	124.96	127.18
Average portfolio loans to core deposits	146.55	155.09	156.15	158.32	154.90	150.92	145.55	141.36	132.88	150.75	152.93
Average portfolio loans to earning assets	81.32	84.71	83.41	83.59	84.13	82.45	81.54	80.57	79.26	83.00	83.30
Average securities to earning assets	6.24	6.20	6.00	5.75	6.21	6.67	7.44	7.79	6.01	6.22	6.44

AVERAGE BALANCES
Assets	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$139,710	$139,098
Portfolio loans	101,757	105,431	106,433	108,386	104,908	101,283	99,127	95,425	82,942	103,584	103,105
Loans held for sale or securitization	12,760	8,826	11,172	11,570	10,109	11,502	11,503	11,861	13,910	10,804	10,803
Securities (at cost)	7,802	7,719	7,657	7,450	7,746	8,195	9,044	9,230	6,290	7,761	7,969
Earning assets	125,127	124,459	127,608	129,659	124,691	122,847	121,574	118,433	104,646	124,794	123,776
Core deposits	69,434	67,979	68,160	68,462	67,728	67,109	68,105	67,506	62,420	68,711	67,420
Purchased deposits and funding	54,338	55,105	58,661	59,567	55,859	54,713	53,030	49,907	40,080	54,719	55,289
Total equity	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,359	10,370	12,517	12,765

PERIOD-END BALANCES
Assets	$141,486	$140,231	$142,397	$146,750	$144,143	$140,982	$139,414	$136,615	$117,180
Portfolio loans	100,973	102,269	106,039	108,910	106,808	102,932	100,271	97,554	84,630
Loans held for sale or securitization	12,964	11,779	9,667	11,942	11,539	11,639	12,430	10,745	12,467
Securities (at fair value)	7,726	7,609	7,875	7,568	7,694	8,085	8,765	9,338	6,159
Core deposits	69,744	69,884	68,408	67,738	67,922	68,336	67,297	67,003	61,851
Purchased deposits and funding	54,069	52,879	56,564	61,839	58,639	55,274	55,282	52,535	41,473
Total equity	12,610	12,623	12,613	12,920	13,002	12,643	12,804	12,492	10,335

(1)	Second quarter 2006 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
Interest Income:
Loans	$2,089,927	$2,010,826	$1,977,690	$1,904,666	$1,736,785	$1,619,969	$1,573,283	$1,459,677	$1,290,360	$4,100,753	$3,356,754
Securities:
Taxable	97,085	89,988	85,291	81,689	86,041	89,776	100,509	103,590	65,332	187,073	175,817
Exempt from Federal income taxes	6,495	6,857	7,205	7,377	7,538	8,389	8,106	7,820	8,544	13,352	15,927
Dividends	345	1,351	2,424	2,420	2,436	1,577	2,104	2,882	740	1,696	4,013
Federal funds sold and security resale agreements	7,013	3,994	4,165	3,977	2,070	2,054	2,283	1,668	1,505	11,007	4,124
Other investments	35,265	32,064	27,615	26,407	22,107	22,151	34,490	17,621	13,757	67,329	44,258

Total interest income	2,236,130	2,145,080	2,104,390	2,026,536	1,856,977	1,743,916	1,720,775	1,593,258	1,380,238	4,381,210	3,600,893

Interest Expense:
Deposits	581,307	537,053	494,185	439,887	357,827	312,702	275,894	230,042	201,650	1,118,360	670,529
Federal funds borrowed and security repurchase agreements	53,967	59,207	72,887	61,801	37,551	37,654	30,651	25,778	19,664	113,174	75,205
Borrowed funds	31,909	22,500	27,869	19,037	14,492	6,498	5,384	3,794	3,101	54,409	20,990
Long-term debt	408,688	350,025	325,990	306,175	284,428	237,088	197,420	164,343	110,303	758,713	521,516

Total interest expense	1,075,871	968,785	920,931	826,900	694,298	593,942	509,349	423,957	334,718	2,044,656	1,288,240

Net interest income	1,160,259	1,176,295	1,183,459	1,199,636	1,162,679	1,149,974	1,211,426	1,169,301	1,045,520	2,336,554	2,312,653
Provision for credit losses	59,917	27,043	131,868	55,452	25,827	70,447	81,545	98,432	60,788	86,960	96,274

Net interest income after provision for credit losses	1,100,342	1,149,252	1,051,591	1,144,184	1,136,852	1,079,527	1,129,881	1,070,869	984,732	2,249,594	2,216,379

Noninterest Income:
Loan sale revenue	285,001	144,096	193,139	157,881	258,485	198,851	152,878	201,659	267,817	429,097	457,336
Loan servicing revenue	(20,597)	(44,053)	32,535	65,429	187,756	113,659	21,721	190,013	(52,029)	(64,650)	301,415
Deposit service charges	203,587	188,548	201,109	197,987	176,307	164,877	178,263	176,107	165,086	392,135	341,184
Payment processing revenue	25	89	344	440	413	374	22,123	132,931	131,944	114	787
Trust and investment management fees	80,031	73,055	71,560	72,986	78,379	73,087	72,406	73,146	79,803	153,086	151,466
Card-related fees	25,794	30,420	27,861	31,414	29,413	21,704	23,093	23,544	22,499	56,214	51,117
Brokerage revenue	30,266	33,565	41,173	35,252	43,590	39,418	45,107	34,343	34,167	63,831	83,008
Leasing revenue	61,110	60,166	58,534	65,758	68,952	74,071	81,281	87,522	5,828	121,276	143,023
Other	117,874	158,045	141,922	120,383	132,875	99,314	844,663	102,122	194,329	275,919	232,189

Total fees and other income	783,091	643,931	768,177	747,530	976,170	785,355	1,441,535	1,021,387	849,444	1,427,022	1,761,525
Securities gains (losses), net	990	11,716	9,083	(1,107)	4,858	14,253	10,649	2,989	5,197	12,706	19,111

Total noninterest income	784,081	655,647	777,260	746,423	981,028	799,608	1,452,184	1,024,376	854,641	1,439,728	1,780,636

Noninterest Expense:
Salaries, benefits, and other personnel	635,968	640,639	659,085	654,313	635,387	611,465	652,070	630,482	557,870	1,276,607	1,246,852
Equipment	78,877	78,798	80,630	70,971	75,880	75,990	91,746	72,955	68,843	157,675	151,870
Net occupancy	73,125	73,490	71,794	71,136	72,087	100,630	68,527	66,044	59,476	146,615	172,717
Third-party services	91,326	78,790	96,693	80,654	79,995	75,049	102,717	91,741	82,035	170,116	155,044
Card processing	6,595	6,686	5,754	5,297	5,198	4,847	13,488	58,969	60,396	13,281	10,045
Marketing and public relations	37,903	28,268	65,498	31,558	39,288	28,189	33,645	29,640	29,858	66,171	67,477
Leasing expense	42,254	43,105	45,010	24,649	52,735	56,575	57,068	63,097	1,883	85,359	109,310
Other	209,919	192,536	246,636	219,473	220,823	192,021	227,009	198,386	188,275	402,455	412,844

Total noninterest expense	1,175,967	1,142,312	1,271,100	1,158,051	1,181,393	1,144,766	1,246,270	1,211,314	1,048,636	2,318,279	2,326,159

Income before income tax expense	708,456	662,587	557,751	732,556	936,487	734,369	1,335,795	883,931	790,737	1,371,043	1,670,856
Income tax expense	235,530	203,780	159,622	254,725	311,360	250,227	375,990	293,216	271,691	439,310	561,587

Net income	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142	$959,805	$590,715	$519,046	$931,733	$1,109,269

Net Income Per Common Share:
Basic	$.77	$.75	$.65	$.75	$.98	$.75	$1.48	$.88	$.84	$1.52	$1.73
Diluted	.77	.74	.64	.74	.97	.74	1.46	.86	.83	1.51	1.71

Average Common Shares:
Basic	609,656,508	611,910,838	618,227,109	635,857,605	636,882,733	643,004,817	652,948,959	663,338,716	619,097,523	610,777,446	639,926,863
Diluted	618,230,041	619,697,278	625,358,669	644,687,904	644,134,005	652,487,487	666,250,318	677,143,218	625,476,357	618,959,606	648,287,671

Memo:
Tax-equivalent net interest income	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$1,218,819	$1,176,642	$1,051,915	$2,351,343	$2,327,416
Net income available to common stockholders	472,511	458,392	397,714	477,416	624,734	483,749	959,412	590,322	519,046	930,903	1,108,483

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2006		2005				2004
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Assets
Cash and demand balances due from banks	$3,804,115	$3,288,577	$3,707,665	$3,707,932	$3,937,424	$3,651,704	$3,832,040	$3,629,582	$3,171,945
Federal funds sold and security resale agreements	925,594	472,356	301,260	409,338	265,575	191,985	302,534	292,554	1,087,481
Securities available for sale, at fair value	7,725,543	7,609,199	7,874,628	7,568,403	7,694,298	8,085,276	8,764,956	9,337,745	6,159,413
Other investments	2,405,917	2,218,936	2,108,622	1,913,213	1,929,430	1,818,145	1,450,197	1,836,714	925,559
Loans held for sale or securitization:
Commercial	82,276	66,298	10,784	13,964	9,000	9,000	24,534	16,591	26,249
Commercial real estate	87,292	186,951	35,306	89,349	137,789	741,175	546,072	235,708	—
Residential real estate	9,683,317	8,709,827	9,192,282	11,831,802	10,976,873	10,888,793	11,859,715	10,492,391	12,440,540
Credit card	—	—	425,000	—	414,343	—	—	—	—
Home equity lines of credit	3,099,705	2,810,156	—	—	—	—	—	—	—
Student loans	11,334	5,765	3,758	6,431	1,176	—	—	—	—

Total loans held for sale or securitization	12,963,924	11,778,997	9,667,130	11,941,546	11,539,181	11,638,968	12,430,321	10,744,690	12,466,789
Portfolio loans:
Commercial	29,298,715	28,147,700	27,571,913	27,548,742	27,934,129	26,382,505	25,160,464	25,075,730	19,738,970
Commercial construction	3,585,662	3,434,287	3,366,774	3,149,020	3,112,916	2,921,411	2,922,921	2,894,973	2,284,178
Commercial real estate	12,233,327	11,969,954	12,407,576	12,132,712	11,787,695	11,931,676	12,193,394	12,024,140	11,014,482
Residential real estate	31,443,519	32,589,900	32,822,947	33,074,697	32,498,082	30,984,625	30,398,068	30,117,952	28,731,664
Home equity lines of credit	16,626,039	17,599,150	21,438,690	22,649,068	21,735,749	20,130,281	19,018,449	17,382,471	13,874,494
Credit card and other unsecured lines of credit	2,569,448	2,453,129	2,611,679	2,371,087	2,302,375	2,293,615	2,413,465	2,295,173	2,198,703
Other consumer	5,216,159	6,075,268	5,819,144	7,984,637	7,436,695	8,288,293	8,164,633	7,763,934	6,787,488

Total portfolio loans	100,972,869	102,269,388	106,038,723	108,909,963	106,807,641	102,932,406	100,271,394	97,554,373	84,629,979
Allowance for loan losses	(989,405)	(1,001,324)	(1,094,047)	(1,108,194)	(1,125,127)	(1,178,824)	(1,188,462)	(1,177,680)	(1,027,550)

Net portfolio loans	99,983,464	101,268,064	104,944,676	107,801,769	105,682,514	101,753,582	99,082,932	96,376,693	83,602,429
Properties and equipment	1,308,358	1,300,488	1,328,903	1,277,607	1,267,479	1,275,620	1,268,688	1,263,170	1,170,130
Equipment leased to others	661,542	706,779	696,327	758,325	865,476	961,814	1,050,787	1,165,681	34,508
Other real estate owned	167,378	151,376	97,008	92,411	90,578	90,062	89,362	107,296	95,470
Mortgage servicing rights	2,541,250	2,361,617	2,115,715	1,835,921	1,454,444	1,787,344	1,504,866	1,416,112	1,926,051
Goodwill	3,346,779	3,304,999	3,313,109	3,322,205	3,317,259	3,298,052	3,302,413	3,308,500	1,423,536
Other intangible assets	162,188	155,286	168,353	183,056	194,796	198,459	213,461	253,800	68,408
Derivative assets	566,777	642,234	772,918	785,764	983,019	910,956	885,541	1,210,692	876,243
Accrued income and other assets	4,922,748	4,972,103	5,300,800	5,152,489	4,921,966	5,320,326	5,235,838	5,671,388	4,171,623

Total Assets	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617	$117,179,585

Liabilities
Deposits:
Noninterest bearing	$17,312,118	$17,186,781	$17,429,227	$18,059,199	$18,756,679	$19,200,996	$18,652,502	$18,339,275	$17,448,186
NOW and money market accounts	28,710,382	29,538,292	28,304,007	27,906,992	28,191,008	29,081,000	29,263,454	29,678,397	28,153,616
Savings accounts	1,970,616	2,105,325	2,147,022	2,222,831	2,369,628	2,459,455	2,552,990	2,580,343	2,560,288
Consumer time	21,750,652	21,053,803	20,527,784	19,548,914	18,604,907	17,594,106	16,828,303	16,404,590	13,689,154

Core deposits	69,743,768	69,884,201	68,408,040	67,737,936	67,922,222	68,335,557	67,297,249	67,002,605	61,851,244
Other	4,846,707	6,061,923	6,734,915	7,322,820	6,432,114	5,019,009	4,635,416	4,794,275	1,278,431
Foreign	8,633,371	5,470,495	8,843,036	8,357,477	8,784,996	7,335,170	14,021,942	5,078,531	9,906,414

Total deposits	83,223,846	81,416,619	83,985,991	83,418,233	83,139,332	80,689,736	85,954,607	76,875,411	73,036,089
Federal funds borrowed and security repurchase agreements	4,912,465	5,236,545	6,499,254	7,788,910	8,217,810	7,610,530	5,892,428	6,542,450	5,892,472
Borrowed funds	3,150,985	2,461,246	3,517,537	5,452,671	1,538,640	1,796,793	2,035,900	7,627,340	3,903,212
Long-term debt	32,525,381	33,648,686	30,969,616	32,917,618	33,665,675	33,512,583	28,695,992	28,492,599	20,492,392
Derivative liabilities	1,119,162	1,004,762	738,343	695,752	643,487	841,483	596,822	633,828	707,349
Accrued expenses and other liabilities	3,943,974	3,840,215	4,073,502	3,556,508	3,936,741	3,887,679	3,434,658	3,950,515	2,813,087

Total Liabilities	128,875,813	127,608,073	129,784,243	133,829,692	131,141,685	128,338,804	126,610,407	124,122,143	106,844,601
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,420,214	2,439,965	2,460,191	2,515,572	2,546,862	2,551,086	2,586,999	2,633,092	2,451,521
Capital surplus	3,749,508	3,709,927	3,681,603	3,734,318	3,726,660	3,682,830	3,647,711	3,666,340	1,607,658
Retained earnings	6,564,449	6,522,324	6,459,212	6,630,213	6,649,450	6,362,731	6,468,231	6,105,769	6,234,266
Accumulated other comprehensive income	(124,407)	(49,278)	11,865	40,184	78,782	46,842	100,588	87,273	41,539

Total Stockholders’ Equity	12,609,764	12,622,938	12,612,871	12,920,287	13,001,754	12,643,489	12,803,529	12,492,474	10,334,984

Total Liabilities and Stockholders’ Equity	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617	$117,179,585

Common Shares Outstanding	605,053,511	609,991,042	615,047,663	628,892,825	636,715,366	637,771,299	646,749,650	658,272,817	612,880,193
Memo:
Noninterest bearing escrow balances	$3,779,771	$3,700,578	$3,514,063	$4,240,458	$4,430,980	$4,357,808	$4,191,801	$3,980,704	$3,534,784
Interest bearing escrow balances	255,364	187,028	179,059	129,176	136,386	154,546	128,103	122,322	—

Noninterest bearing deposits excluding escrow balances	13,532,347	13,486,203	13,915,164	13,818,741	14,325,699	14,843,188	14,460,701	14,358,571	13,913,402
Core deposits excluding escrow balances	65,708,633	65,996,595	64,714,918	63,368,302	63,354,856	63,823,203	62,977,345	62,899,579	58,316,460

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
Assets
Earning Assets:
Portfolio loans:
Commercial	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$28,126	$26,356
Commercial construction	3,507	3,426	3,279	3,083	2,999	2,909	2,936	2,815	2,270	3,466	2,954
Commercial real estate	12,100	12,022	12,153	12,069	11,782	12,127	11,998	11,993	10,821	12,061	11,954
Residential real estate	31,812	32,921	32,787	33,537	31,669	30,515	30,548	29,639	27,981	32,364	31,095
Home equity lines of credit	17,089	20,979	21,808	22,160	20,950	19,520	18,203	16,348	12,898	19,023	20,238
Credit card and other unsecured lines of credit	2,528	2,515	2,469	2,399	2,304	2,351	2,350	2,281	2,232	2,522	2,327
Other consumer	6,012	6,028	6,488	7,712	8,053	8,308	7,919	7,565	7,209	6,022	8,181

Total portfolio loans	101,757	105,431	106,433	108,386	104,908	101,283	99,127	95,425	82,942	103,584	103,105
Loans held for sale or securitization:
Commercial	68	12	25	18	13	16	16	61	21	40	15
Commercial real estate	142	86	122	84	279	312	326	328	—	114	295
Residential real estate	9,086	7,977	10,089	11,178	9,746	11,174	11,161	11,472	13,889	8,535	10,458
Automobile	—	—	710	—	—	—	—	—	—	—	—
Student	4	4	4	5	—	—	—	—	—	4	—
Home equity lines of credit	3,460	331	15	—	—	—	—	—	—	1,904	—
Credit card	—	416	207	285	71	—	—	—	—	207	35

Total loans held for sale or securitization	12,760	8,826	11,172	11,570	10,109	11,502	11,503	11,861	13,910	10,804	10,803
Securities available for sale, at cost	7,802	7,719	7,657	7,450	7,746	8,195	9,044	9,230	6,290	7,761	7,969
Federal funds sold and security resale agreements	536	327	355	378	218	259	289	284	530	432	239
Other investments	2,272	2,156	1,991	1,875	1,710	1,608	1,611	1,633	974	2,213	1,660

Total earning assets	125,127	124,459	127,608	129,659	124,691	122,847	121,574	118,433	104,646	124,794	123,776
Allowance for loan losses	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,050)	(1,177)
Fair value (depreciation) appreciation of securities available for sale	(120)	(28)	(8)	74	79	146	161	82	138	(74)	112
Cash and demand balances due from banks	3,246	3,326	3,493	3,698	3,687	3,706	3,829	3,354	3,088	3,286	3,696
Properties and equipment	1,300	1,311	1,293	1,270	1,282	1,277	1,263	1,259	1,158	1,305	1,279
Equipment leased to others	687	707	727	796	915	1,008	1,100	1,248	37	697	961
Other real estate owned	158	104	95	92	91	92	109	112	93	131	91
Mortgage servicing rights	2,438	2,191	2,071	1,662	1,710	1,504	1,448	1,842	1,593	2,315	1,608
Goodwill	3,326	3,310	3,319	3,323	3,308	3,300	3,319	3,315	1,403	3,318	3,304
Other intangible assets	156	161	174	184	188	206	197	225	72	158	197
Derivative assets	—	140	248	317	295	353	505	330	573	62	324
Accrued income and other assets	4,710	4,807	5,060	5,015	4,605	5,252	5,701	4,684	4,253	4,768	4,927

Total Assets	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$139,710	$139,098

Liabilities
Deposits:
Noninterest bearing	$17,057	$16,766	$17,752	$18,706	$18,434	$18,136	$18,883	$18,731	$17,756	$16,912	$18,286
NOW and money market accounts	28,872	28,367	28,160	28,233	28,726	29,253	29,851	29,778	28,614	28,621	28,988
Savings accounts	2,042	2,106	2,189	2,303	2,425	2,531	2,706	2,679	2,576	2,074	2,478
Consumer time	21,463	20,740	20,059	19,220	18,143	17,189	16,665	16,318	13,474	21,104	17,668

Core deposits	69,434	67,979	68,160	68,462	67,728	67,109	68,105	67,506	62,420	68,711	67,420
Brokered retail CDs	4,899	5,492	6,073	6,255	4,843	4,336	4,480	4,373	531	5,194	4,591
Other	956	1,047	885	764	619	538	566	828	567	1,001	579
Foreign	7,518	8,469	8,900	9,278	7,432	9,539	10,279	9,809	9,150	7,991	8,480

Total deposits	82,807	82,987	84,018	84,759	80,622	81,522	83,430	82,516	72,668	82,897	81,070
Federal funds borrowed and security repurchase agreements	5,110	6,198	8,151	7,976	6,077	7,130	7,126	8,033	8,254	5,651	6,600
Borrowed funds	2,768	2,180	2,865	2,123	2,524	1,486	1,651	1,120	1,547	2,475	2,008
Long-term debt	33,087	31,719	31,787	33,171	34,364	31,684	28,928	25,744	20,031	32,407	33,031
Derivative liabilities	181	188	193	240	219	284	319	364	343	185	251
Accrued expenses and other liabilities	3,501	3,656	3,420	3,718	3,115	3,631	3,729	3,567	2,814	3,578	3,373

Total Liabilities	127,454	126,928	130,434	131,987	126,921	125,737	125,183	121,344	105,657	127,193	126,333
Total Stockholders’ Equity	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,359	10,370	12,517	12,765

Total Liabilities and Stockholders’ Equity	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$139,710	$139,098

Memo:
Noninterest bearing escrow balances	$4,084	$3,651	$4,346	$4,965	$4,431	$4,038	$4,574	$4,340	$4,783	$3,868	$4,235
Interest bearing escrow balances	194	158	148	138	137	138	128	119	—	176	138
Noninterest bearing deposits excluding escrow balances	12,973	13,115	13,406	13,741	14,003	14,098	14,309	14,391	12,973	13,044	14,051
Core deposits excluding escrow balances	65,156	64,170	63,666	63,359	63,160	62,933	63,403	63,047	57,637	64,667	63,047

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$5,760	$5,527	$7,098	$8,294	$7,694	$8,511	$9,123	$8,892	$11,304	$5,644	$8,101
First Franklin	2,768	2,322	2,991	2,884	2,052	2,636	1,985	2,483	2,520	2,547	2,344
National Home Equity (NHE)	558	128	—	—	—	—	—	—	—	344	—
National City Home Loan Services (formerly Altegra)	—	—	—	—	—	25	48	4	65	—	12
Provident PCFS(1)	—	—	—	—	—	2	5	93	—	—	1

Total mortgage loans held for sale	$9,086	$7,977	$10,089	$11,178	$9,746	$11,174	$11,161	$11,472	$13,889	$8,535	$10,458

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$22,900	$21,782	$21,919	$22,347	$22,168	$20,699	$20,531	$20,182	$16,308	$22,344	$21,437
Floorplan	1,081	1,067	1,031	946	1,054	1,046	1,059	1,078	1,030	1,074	1,050
Leases	3,428	3,522	3,477	3,215	3,067	2,918	2,697	2,655	1,351	3,474	2,993
Non-taxable	310	303	293	312	301	307	313	333	320	306	304
International	990	866	729	606	561	583	573	536	522	928	572

Total Commercial	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$28,126	$26,356

Real estate — residential
First Franklin(2)	$17,530	$18,629	$18,978	$19,614	$18,497	$18,425	$18,393	$17,497	$16,236	$18,076	$18,461
Altegra/Loan Zone(3)	7	7	7	8	8	8	39	128	180	7	8
Bank portfolio and other	7,966	7,766	7,414	7,803	7,285	6,258	6,391	6,456	6,337	7,868	6,774
Home equity installment	6,309	6,519	6,388	6,112	5,879	5,824	5,725	5,558	5,228	6,413	5,852

Total Real Estate — Residential	$31,812	$32,921	$32,787	$33,537	$31,669	$30,515	$30,548	$29,639	$27,981	$32,364	$31,095

Credit Card and Other Unsecured Lines of Credit
Credit card	$892	$920	$919	$926	$896	$983	$1,002	$996	$997	$906	$939
Personal lines of credit	759	750	726	664	618	603	600	545	513	755	611
Business lines of credit	877	845	824	809	790	765	748	740	722	861	777

Total Credit Card and Other Unsecured Lines of Credit	$2,528	$2,515	$2,469	$2,399	$2,304	$2,351	$2,350	$2,281	$2,232	$2,522	$2,327

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(4)
Home equity lines of credit	$8,396	$12,190	$12,919	$13,292	$12,163	$10,860	$9,611	$8,021	$6,267	$10,283	$11,516
Installment loans (real estate-residential)	1,688	2,018	2,001	1,855	1,741	1,651	1,596	1,555	1,445	1,852	1,696

Total National Home Equity	$10,084	$14,208	$14,920	$15,147	$13,904	$12,511	$11,207	$9,576	$7,712	$12,135	$13,212

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 28 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Represents a division under the National Consumer Finance line of business.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2006				2005								2004
	2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$6,185		$5,790		$6,785		$8,346		$8,288		$8,668		$9,552		$8,802		$9,751
First Franklin	2,645		2,389		2,407		3,486		2,689		2,221		1,898		1,521		2,687
National Home Equity (NHE)	853		531		—		—		—		—		—		—		—
National City Home Loan Services (formerly Altegra)	—		—		—		—		—		—		407		121		3
Provident PCFS(1)	—		—		—		—		—		—		3		48		—

Total Mortgage Loans Held for Sale or Securitization	$9,683		$8,710		$9,192		$11,832		$10,977		$10,889		$11,860		$10,492		$12,441

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$23,300		$22,359		$21,805		$22,252		$22,843		$21,412		$20,317		$20,444		$16,448
Floorplan	1,068		1,103		1,097		950		1,055		1,047		1,105		1,049		1,030
Leases	3,531		3,439		3,546		3,377		3,166		3,033		2,836		2,681		1,369
Non-taxable	319		300		305		300		310		305		308		329		335
International	1,081		947		819		670		560		585		594		573		557

Total Commercial	$29,299		$28,148		$27,572		$27,549		$27,934		$26,382		$25,160		$25,076		$19,739

Real estate — residential
First Franklin(2)	$16,583		$18,254		$18,681		$19,490		$18,880		$18,131		$18,260		$18,116		$16,714
Altegra/Loan Zone(3)	7		7		7		7		8		7		8		6		133
Bank portfolio and other	8,549		7,997		7,623		7,288		7,678		6,988		6,404		6,310		6,534
Home equity installment	6,305		6,332		6,512		6,290		5,932		5,859		5,726		5,686		5,351

Total Real Estate — Residential	$31,444		$32,590		$32,823		$33,075		$32,498		$30,985		$30,398		$30,118		$28,732

BANK STOCK FUND
Cost basis of equity investments	—		—		$135		$282		$247		$220		$208		$187		$157
Unrealized gains, net	—		—		4		2		14		9		28		13		12

Fair Value of Investments	—		—		$139		$284		$261		$229		$236		$200		$169

INTANGIBLE ASSETS
Goodwill	$3,347		$3,305		$3,313		$3,322		$3,317		$3,298		$3,302		$3,309		$1,424
Core deposit intangibles	133		127		134		142		151		159		170		161		24
Credit card intangibles	5		6		6		6		2		2		2		2		2
Other intangibles	24		22		28		35		42		38		42		90		42

Total Intangible Assets	$3,509		$3,460		$3,481		$3,505		$3,512		$3,497		$3,516		$3,562		$1,492

Memo:
Holding company investment in subsidiaries	$13,895		$13,548		$13,246		$13,941		$13,704		$13,409		$13,927		$13,900		$10,739
Holding company intangible assets	122		122		122		109		110		111		109		126		60
Double leverage ratio (4)	1.11	x	1.08	x	1.06	x	1.09	x	1.06	x	1.07	x	1.10	x	1.12	x	1.04	x

PRINCIPAL INVESTMENTS(5)
Type of Investment:
Direct investments in public entities	—		—		—		—		$4		$4		$4		—		—
Direct investments in nonpublic entities	$326		$319		$317		$336		298		309		319		$344		$323
Indirect investments (funds)	355		348		344		350		343		351		342		351		314

Total Investments	$681		$667		$661		$686		$645		$664		$665		$695		$637

Type of Security:
Common stock	$77		$74		$76		$76		$64		$64		$60		$61		$42
Convertible debt and preferred stock	23		26		26		28		32		35		52		67		69
Investments in partnerships, funds and other equity instruments	393		386		379		402		406		416		401		409		371
Mezzanine (subordinated) debt	188		181		180		180		143		149		152		158		155

Total Investments	$681		$667		$661		$686		$645		$664		$665		$695		$637

Memo:
Commitments to fund principal investments	$310		$290		$295		$272		$297		$243		$264		$238		$256

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 28 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(5)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

CREDIT CARD LOANS(1)
Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$892	$920	$919	$926	$896	$983	$1,002	$996	$997	$906	$939
Loans held for securitization	—	416	207	285	71	—	—	—	—	207	35
Loans securitized	1,450	1,035	1,240	1,165	1,376	1,450	1,450	1,450	1,450	1,244	1,413

Total Average Managed Credit Card Loans	$2,342	$2,371	$2,366	$2,376	$2,343	$2,433	$2,452	$2,446	$2,447	$2,357	$2,387

End of period balances:
Loans held in portfolio	$900	$859	$1,032	$859	$857	$912	$1,070	$971	$950
Loans held for securitization	—	—	425	—	414	—	—	—	—
Loans securitized	1,450	1,450	1,026	1,450	1,036	1,450	1,450	1,450	1,450

Total Managed Credit Card Loans	$2,350	$2,309	$2,483	$2,309	$2,307	$2,362	$2,520	$2,421	$2,400

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$264	$316	$1,145	$2,679	$2,722	$2,760	$2,785	$2,830	$2,860	$291	$2,741
Loans held for securitization	—	—	710	—	—	—	—	—	—	—	—
Loans securitized	2,142	2,465	1,257	624	725	835	944	1,051	1,196	2,302	780

Total Average Managed Automobile Loans	$2,406	$2,781	$3,112	$3,303	$3,447	$3,595	$3,729	$3,881	$4,056	$2,593	$3,521

End of period balances:
Loans held in portfolio	$232	$271	$352	$2,650	$2,664	$2,785	$2,895	$2,910	$2,861
Loans held for securitization	—	—	—	—	—	—	—	—	—
Loans securitized	1,987	2,299	2,602	576	674	778	888	1,002	1,128

Total Managed Automobile Loans	$2,219	$2,570	$2,954	$3,226	$3,338	$3,563	$3,783	$3,912	$3,989

HOME EQUITY(4)

Managed Home Equity:

Average balances:
Held in portfolio	$23,357	$27,454	$28,152	$28,233	$26,796	$25,310	$23,892	$21,874		$25,395	$25,909
Held for sale or securitization	4,018	459	15	—	—	—	—	—		2,248	—
Securitized	2	10	19	37	46	57	71	80		6	51

Total Average Managed Home Equity	$27,377	$27,923	$28,186	$28,270	$26,842	$25,367	$23,963	$21,954		$27,649	$25,960

End of period balances:
Held in portfolio	$22,893	$23,889	$27,906	$28,894	$27,633	$25,958	$24,712	$23,037
Held for sale or securitization	3,953	3,341	—	—	—	—	—	—
Securitized	—	13	13	21	42	50	61	76

Total Managed Home Equity	$26,846	$27,243	$27,919	$28,915	$27,675	$26,008	$24,773	$23,113

(1)	In March 2006 and August 2005, the Corporation sold through securitization $425 million and $600 million of credit card receivables, respectively.

(2)	In December 2005 and February 2004, the Corporation sold through securitization $2.2 billion and $890 million of indirect prime automobile loans, respectively.

(3)	Represents managed portfolio of indirect prime automobile loans.

(4)	Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans. In April 2006, the Corporation called the home equity securitization.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

AVERAGE BALANCES
Assets
Earning Assets:
Loans(1):
Commercial	$28,777	$27,552	$27,474	$27,444	$27,164	$25,569	$25,189	$24,845	$19,552	$28,166	$26,371
Commercial construction	3,507	3,426	3,279	3,083	2,999	2,909	2,936	2,815	2,270	3,466	2,954
Commercial real estate	12,242	12,108	12,275	12,153	12,061	12,439	12,324	12,321	10,821	12,175	12,249
Residential real estate	40,898	40,898	42,876	44,715	41,415	41,689	41,709	41,111	41,870	40,899	41,553
Home equity lines of credit	20,549	21,310	21,823	22,160	20,950	19,520	18,203	16,348	12,898	20,927	20,238
Credit card and other unsecured lines of credit	2,528	2,931	2,676	2,684	2,375	2,351	2,350	2,281	2,232	2,729	2,362
Other consumer	6,016	6,032	7,202	7,717	8,053	8,308	7,919	7,565	7,209	6,026	8,181

Total loans	114,517	114,257	117,605	119,956	115,017	112,785	110,630	107,286	96,852	114,388	113,908
Securities available for sale, at cost:
Taxable	7,260	7,153	7,060	6,838	7,112	7,539	8,354	8,583	5,623	7,207	7,324
Tax-exempt	542	566	597	612	634	656	690	647	667	554	645

Total securities available for sale	7,802	7,719	7,657	7,450	7,746	8,195	9,044	9,230	6,290	7,761	7,969
Federal funds sold, security resale agreements, and other investments	2,808	2,483	2,346	2,253	1,928	1,867	1,900	1,917	1,504	2,645	1,899

Total earning assets	125,127	124,459	127,608	129,659	124,691	122,847	121,574	118,433	104,646	124,794	123,776
Allowance for loan losses	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,050)	(1,177)
Fair value appreciation of securities available for sale	(120)	(28)	(8)	74	79	146	161	82	138	(74)	112
Nonearning assets	16,021	16,057	16,480	16,357	16,081	16,698	17,471	16,369	12,270	16,040	16,387

Total Assets	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$139,710	$139,098

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$28,872	$28,367	$28,160	$28,233	$28,726	$29,253	$29,851	$29,778	$28,614	$28,621	$28,988
Savings accounts	2,042	2,106	2,189	2,303	2,425	2,531	2,706	2,679	2,576	2,074	2,478
Consumer time deposits	21,463	20,740	20,059	19,220	18,143	17,189	16,665	16,318	13,474	21,104	17,668
Other deposits	5,855	6,539	6,958	7,019	5,462	4,874	5,046	5,201	1,098	6,195	5,170
Foreign deposits	7,518	8,469	8,900	9,278	7,432	9,539	10,279	9,809	9,150	7,991	8,480
Federal funds borrowed	1,746	2,823	4,675	4,506	2,978	3,912	3,987	5,156	5,548	2,282	3,442
Security repurchase agreements	3,364	3,375	3,476	3,470	3,099	3,218	3,139	2,877	2,706	3,369	3,158
Borrowed funds	2,768	2,180	2,865	2,123	2,524	1,486	1,651	1,120	1,547	2,475	2,008
Long-term debt	33,087	31,719	31,787	33,171	34,364	31,684	28,928	25,744	20,031	32,407	33,031

Total interest bearing liabilities	106,715	106,318	109,069	109,323	105,153	103,686	102,252	98,682	84,744	106,518	104,423
Noninterest bearing deposits	17,057	16,766	17,752	18,706	18,434	18,136	18,883	18,731	17,756	16,912	18,286
Accrued interest and other liabilities	3,682	3,844	3,613	3,958	3,334	3,915	4,048	3,931	3,157	3,763	3,624

Total Liabilities	127,454	126,928	130,434	131,987	126,921	125,737	125,183	121,344	105,657	127,193	126,333
Total Stockholders’ Equity	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,359	10,370	12,517	12,765

Total Liabilities and Stockholders’ Equity	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$139,710	$139,098

Memo:
Interest bearing core deposits	$52,377	$51,213	$50,408	$49,756	$49,294	$48,973	$49,222	$48,775	$44,664	$51,799	$49,134
Interest bearing total deposits	65,750	66,221	66,266	66,053	62,188	63,386	64,547	63,785	54,912	65,985	62,784
Borrowed funding and long-term debt	40,965	40,097	42,803	43,270	42,965	40,300	37,705	34,897	29,832	40,533	41,639

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$529	$480	$454	$420	$385	$330	$309	$273	$179	$1,009	$715
Commercial construction	67	62	58	50	45	40	38	33	24	129	85
Commercial real estate	218	209	210	197	188	183	181	173	151	427	371
Residential real estate	738	712	729	725	660	643	663	664	656	1,450	1,303
Home equity lines of credit	373	370	345	323	280	246	197	150	123	743	526
Credit card and other unsecured lines of credit	69	83	72	70	57	52	62	46	45	152	109
Other consumer	100	99	115	123	126	129	126	124	115	199	255

Total loans	2,094	2,015	1,983	1,908	1,741	1,623	1,576	1,463	1,293	4,109	3,364
Securities available for sale, at cost:
Taxable	97	92	88	84	88	92	104	106	66	189	180
Tax-exempt	10	10	10	11	12	12	12	12	13	20	24

Total securities available for sale	107	102	98	95	100	104	116	118	79	209	204
Federal funds sold, security resale agreements, and other investments	42	36	32	31	24	24	35	20	15	78	48

Total earning assets	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$1,387	$4,396	$3,616

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$194	$172	$151	$132	$112	$93	$77	$61	$57	$366	$205
Savings accounts	3	3	2	3	3	2	2	3	2	6	5
Consumer time deposits	224	202	190	169	150	133	124	114	117	426	283
Other deposits	74	74	70	62	41	30	25	19	4	148	71
Foreign deposits	86	86	80	75	51	55	47	34	22	172	106
Federal funds borrowed	22	31	47	40	22	25	21	20	16	53	47
Security repurchase agreements	32	28	26	22	15	13	10	5	4	60	28
Borrowed funds	32	23	28	19	15	6	5	4	3	55	21
Long-term debt	409	350	327	305	285	237	198	164	110	759	522

Total interest bearing liabilities	$1,076	$969	$921	$827	$694	$594	$509	$424	$335	$2,045	$1,288

Tax-Equivalent Net Interest Income	$1,167	$1,184	$1,192	$1,207	$1,171	$1,157	$1,218	$1,177	$1,052	$2,351	$2,328

Memo:
Interest bearing core deposits	$421	$377	$343	$304	$265	$228	$203	$178	$176	$798	$493
Interest bearing total deposits	581	537	493	441	357	313	275	231	202	1,118	670
Borrowed funding and long-term debt	495	432	428	386	337	281	234	193	133	927	618

Amortization of fair value adjustments included above(2):
Loans	($5)	($3)	($4)	($7)	($7)	($9)	($9)	($13)	—	($8)	($16)
Deposits	1	(2)	(5)	(9)	(12)	(17)	(21)	(34)	—	(1)	(29)
Long-term debt	(6)	(6)	(7)	(8)	(10)	(7)	(17)	(20)	—	(12)	(17)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
RATES

Assets
Earning Assets:
Loans(1):
Commercial	7.38%	7.06%	6.57%	6.07%	5.69%	5.22%	4.90%	4.36%	3.69%	7.22%	5.46%
Commercial construction	7.62	7.36	6.99	6.47	5.99	5.59	5.11	4.64	4.34	7.49	5.79
Commercial real estate	7.13	7.02	6.80	6.42	6.25	5.98	5.84	5.58	5.61	7.08	6.11
Residential real estate	7.22	6.97	6.80	6.49	6.36	6.17	6.36	6.47	6.26	7.10	6.27
Home equity lines of credit	7.26	6.94	6.33	5.83	5.34	5.04	4.35	3.66	3.80	7.10	5.20
Credit card and other unsecured lines of credit	10.95	11.44	10.48	10.43	9.74	8.90	10.37	8.16	8.02	11.21	9.33
Other consumer	6.68	6.66	6.34	6.34	6.28	6.28	6.35	6.51	6.43	6.67	6.28

Total loans	7.32	7.10	6.72	6.34	6.06	5.79	5.69	5.44	5.35	7.21	5.95
Securities available for sale, at cost:
Taxable	5.37	5.12	4.96	4.92	4.96	4.88	4.91	4.96	4.70	5.25	4.92
Tax-exempt	7.07	7.20	7.19	7.18	7.40	7.29	7.02	7.28	7.62	7.13	7.35

Total securities available for sale	5.49	5.27	5.14	5.10	5.16	5.07	5.07	5.12	5.01	5.38	5.11
Federal funds sold, security resale agreements, and other investments	6.05	5.92	5.40	5.39	5.02	5.27	7.70	4.01	4.09	5.99	5.14

Total earning assets	7.18	6.96	6.60	6.25	5.99	5.73	5.67	5.39	5.31	7.07	5.86

Liabilities
Interest bearing liabilities:
NOW and money market accounts	2.70	2.46	2.13	1.85	1.57	1.28	1.03	.82	.80	2.58	1.43
Savings accounts	.57	.49	.49	.47	.41	.38	.37	.34	.35	.53	.39
Consumer time deposits	4.19	3.95	3.75	3.49	3.33	3.13	2.94	2.78	3.50	4.07	3.23
Other deposits	5.02	4.62	4.01	3.48	2.99	2.51	2.03	1.46	1.13	4.81	2.77
Foreign deposits	4.61	4.12	3.58	3.19	2.77	2.33	1.83	1.35	.98	4.35	2.53
Federal funds borrowed	5.02	4.49	4.03	3.53	2.98	2.55	2.11	1.56	1.15	4.69	2.74
Security repurchase agreements	3.83	3.36	2.90	2.48	2.00	1.65	1.20	.77	.56	3.59	1.82
Borrowed funds	4.62	4.19	3.86	3.56	2.30	1.77	1.30	1.35	.81	4.43	2.11
Long-term debt	4.95	4.46	4.08	3.67	3.32	3.03	2.72	2.54	2.21	4.71	3.18

Total interest bearing liabilities	4.04	3.69	3.35	3.00	2.65	2.32	1.98	1.71	1.59	3.87	2.49

Net Interest Spread	3.14	3.27	3.25	3.25	3.34	3.41	3.69	3.68	3.72	3.20	3.37
Contribution of noninterest bearing sources of funds	.59	.54	.49	.47	.42	.37	.32	.29	.31	.57	.40

Net Interest Margin	3.73%	3.81%	3.74%	3.72%	3.76%	3.78%	4.01%	3.97%	4.03%	3.77%	3.77%

Memo:
Interest bearing core deposits	3.23%	2.98%	2.70%	2.42%	2.16%	1.88%	1.64%	1.45%	1.59%	3.11%	2.02%
Interest bearing total deposits	3.55	3.29	2.96	2.64	2.31	2.00	1.70	1.43	1.48	3.42	2.15
Borrowed funding and long-term debt	4.84	4.36	3.96	3.55	3.14	2.82	2.47	2.21	1.79	4.60	2.99

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

																			Six Months Ended
	2006				2005								2004						June 30,
	2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		2006	2005

Per common share:
Basic net income	$.77		$.75		$.65		$.75		$.98		$.75		$1.48		$.88		$.84		$1.52	$1.73
Diluted net income	.77		.74		.64		.74		.97		.74		1.46		.86		.83		1.51	1.71
Trailing four quarters basic net income	2.92		3.13		3.13		3.96		4.09		3.95		4.37		4.41		5.26
Trailing four quarters diluted net income	2.89		3.09		3.09		3.91		4.03		3.89		4.31		4.36		5.21
Dividends declared	.37		.37		.37		.37		.35		.35		.35		.35		.32		.74	.70
Dividends paid	.37		.37		.37		.37		.35		.35		.35		.35		.32		.74	.70
Dividend payout ratio(1)	48.05%		50.00%		57.81%		50.00%		36.08%		47.30%		23.97%		40.70%		38.55%		49.01%	40.94%
Dividend yield (annualized)(2)	4.09		4.24		4.41		4.43		4.10		4.18		3.73		3.63		3.66
P/E ratio(3)	12.52	x	11.29	x	10.86	x	8.55	x	8.47	x	8.61	x	8.71	x	8.86	x	6.72	x

Common dividends declared	$227.5		$229.8		$232.6		$236.9		$224.5		$228.4		$231.5		$235.0		$199.4		$457.3	$452.9
Preferred dividends declared	.4		.4		.4		.4		.4		.4		.4		.4		—		.8	.8

Common dividends paid	227.5		229.8		232.6		236.9		224.5		228.4		231.5		235.0		199.4		457.3	452.9
Preferred dividends paid	.4		.4		.4		.4		.4		.4		.4		.4		—		.8	.8

Shares outstanding(4):
Average basic	609,657		611,911		618,227		635,858		636,883		643,005		652,949		663,339		619,098		610,777	639,927
Average diluted	618,230		619,697		625,359		644,688		644,134		652,487		666,250		677,143		625,476		618,960	648,288
Ending common	605,054		609,991		615,048		628,893		636,715		637,771		646,750		658,273		612,880

Common stock price:
High	$38.04		$36.25		$35.04		$37.85		$35.30		$37.75		$39.66		$39.35		$36.10		$38.04	$37.75
Low	34.38		33.26		29.80		33.37		32.08		32.85		36.07		34.35		32.60		33.26	32.08
Close	36.19		34.90		33.57		33.44		34.12		33.50		37.55		38.62		35.01

Book value per common share	$20.84		$20.69		$20.51		$20.54		$20.42		$19.82		$19.80		$18.98		$16.86
Tangible book value per common share	15.04		15.02		14.85		14.97		14.90		14.34		14.36		13.57		14.43
Other comprehensive income per share	(.20)		(.08)		.02		.06		.12		.07		.16		.13		.07

Market to book value	173.7%		168.7%		163.7%		162.8%		167.1%		169.0%		189.6%		203.5%		207.7%

Market capitalization of common stock	$21,897		$21,289		$20,647		$21,030		$21,725		$21,365		$24,285		$25,422		$21,457

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands
INTEREST RATE RISK MEASURES

	2006		2005				2004
	2nd Qtr(1)	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+1.4%	+1.3%	+0.7%	+0.7%	+0.1%	-0.1%	-0.4%	-0.2%	-0.6%
+150 basis points Shock vs. Current Yield Curve(4)	+2.0%	+2.0%	+1.6%	+1.6%	+1.1%	+0.8%	+0.6%	+0.8%	+0.1%
-150 basis points Shock vs. Current Yield Curve(5)	+0.1%	0.0%	-0.6%	-0.7%	-1.2%	-1.8%	-2.0%	-3.1%	-2.7%

(1)	Based on positions at May 31, 2006 and market values at June 16, 2006.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,210	$1,227	$1,241	$1,250	$1,266	$815	$559	$566	$476
Subordinated debt	1,020	1,056	1,089	1,106	1,137	1,331	1,354	1,381	1,513
Junior subordinated debentures owed to unconsolidated subsidiary trusts	344	343	474	594	598	600	605	609	249
Other	—	—	—	—	—	1	1	1	1

Total holding company debt	2,574	2,626	2,804	2,950	3,001	2,747	2,519	2,557	2,239
Subsidiary debt:
Subordinated debt	1,917	1,964	2,011	2,034	2,069	2,015	2,057	2,091	2,012
Senior bank notes	25,275	25,206	22,088	22,997	23,602	23,420	18,549	17,987	12,360
FHLB advances	2,721	3,812	3,920	4,774	4,783	4,851	4,904	4,965	3,881
Secured debt financings	25	29	131	147	178	480	667	893	—
Other	13	12	16	16	33	—	—	—	—

Total subsidiary debt	29,951	31,023	28,166	29,968	30,665	30,766	26,177	25,936	18,253

Total Long-Term Debt	$32,525	$33,649	$30,970	$32,918	$33,666	$33,513	$28,696	$28,493	$20,492

Borrowed Funds:
U.S. Treasury demand notes	$1,325	$76	$1,754	$2,734	$600	$734	$1,024	$6,374	$2,986
Short-term senior bank notes	46	98	137	79	20	60	195	100	100
Short-term FHLB advances	—	—	150	1,150	—	—	—	—	—
Commercial paper and other	1,780	2,287	1,477	1,490	919	1,003	817	1,153	817

Total Borrowed Funds	$3,151	$2,461	$3,518	$5,453	$1,539	$1,797	$2,036	$7,627	$3,903

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$12,610	$12,623	$12,613	$12,920	$13,002	$12,643	$12,804	$12,492	$10,335
Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($124)	($57)	($4)	$22	$71	$23	$107	$138	$45
SFAS 133 unrealized gain (loss), net	—	8	16	18	8	24	(6)	(51)	(3)

Total Accumulated Other Comprehensive Income, Net of Tax	($124)	($49)	$12	$40	$79	$47	$101	$87	$42

RISK-BASED CAPITAL(1)
Tier 1 capital	$9,392	$9,396	$9,517	$9,913	$10,003	$9,731	$9,815	$9,542	$9,018
Total risk-based capital	13,104	13,121	13,500	13,914	14,078	13,853	14,023	13,758	13,073
Risk-weighted assets	128,483	127,273	128,108	129,095	125,720	123,096	118,960	115,990	99,988

Tier 1 capital ratio	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%	8.25%	8.23%	9.02%
Total risk-based capital ratio	10.20	10.31	10.54	10.78	11.20	11.25	11.79	11.86	13.07
Leverage ratio	6.89	6.92	6.83	7.03	7.36	7.22	7.31	7.35	7.90
COMMON STOCK ROLLFORWARD
Beginning balance	610.0	615.0	628.9	636.7	637.8	646.7	658.3	612.9	606.6	615.0	646.7
Shares issued under stock award plans	3.6	3.1	1.0	2.5	1.9	1.5	1.5	5.9	1.5	6.7	3.4
Shares issued for acquisitions	—	—	—	—	—	—	—	57.0	14.3	—	—
Shares issued for PRIDES conversions	—	—	—	.4	2.2	3.8	—	—	—	—	6.0
Shares repurchased under repurchase authorizations	(7.7)	(7.5)	(14.7)	(10.2)	(4.7)	(13.9)	(12.9)	(16.0)	(9.0)	(15.2)	(18.6)
Shares exchanged for stock award plans	(0.8)	(.6)	(.2)	(.6)	(.4)	(.4)	(.2)	(1.1)	(.5)	(1.4)	(.8)
Other	—	—	—	.1	(.1)	.1	—	(.4)	—	—	—

Ending Balance	605.1	610.0	615.0	628.9	636.7	637.8	646.7	658.3	612.9	605.1	636.7

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	7.7	7.5	14.7	10.2	4.7	13.9	12.9	16.0	9.0	15.2	18.6
Average price per share of repurchased common shares	$36.12	$34.10	$32.69	$35.31	$33.73	$35.48	$37.86	$36.83	$35.06	$35.13	$35.04
Total cost	$279.3	$256.1	$479.9	$358.6	$159.2	$494.0	$488.2	$589.2	$315.9	$535.4	$653.2
Common shares remaining under authorization(2)	18.4	26.1	33.6	8.3	18.5	23.2	37.1	25.0	41.0
SELECTED RATIOS AND OTHER
Long-term debt to equity	257.94%	266.57%	245.54%	254.77%	258.93%	265.06%	224.13%	228.08%	198.28%
Long-term debt to total capitalization	72.06	72.72	71.06	71.81	72.14	72.61	69.15	69.52	66.47
Equity to assets	8.91	9.00	8.86	8.80	9.02	8.97	9.18	9.14	8.82
Tangible common equity to assets(3)	6.60	6.70	6.57	6.57	6.75	6.65	6.83	6.71	7.64
Minority interest(4)	$135	$132	$172	$171	$179	$239	$240	$332	$164

(1)	Second quarter 2006 risk-based capital is based upon preliminary data.

(2)	In October 2005, National City’s Board of Directors authorized an additional 40 million shares of issued and outstanding common stock. This new authorization is incremental to the December 2004 share repurchase authorization, for 25 million shares, which replaced all previous share authorizations.

(3)	Excludes goodwill and other intangible assets.

(4)	Included in other liabilities on the consolidated balance sheet.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

Loan sale revenue	$285	$144	$193	$158	$258	$199	$153	$202	$268	$429	$457
Loan servicing revenue	(21)	(44)	32	65	188	114	22	190	(52)	($65)	302
Deposit service charges	203	189	201	198	176	165	179	176	166	392	341
Insurance revenue	33	32	32	25	25	21	22	24	21	65	46
Trust and investment management fees	80	73	72	73	78	73	72	74	79	153	151
Card-related fees	26	30	28	31	29	22	23	23	22	56	51
Other service fees	37	32	32	34	33	26	33	28	29	69	59
Brokerage revenue	30	34	41	35	44	39	45	34	34	64	83
Leasing revenue	61	60	58	66	69	74	80	88	6	121	143
Ineffective hedge and other derivative gains (losses), net(1)	(11)	(6)	20	(1)	32	13	28	2	35	(17)	45
Principal investment gains (losses), net	24	34	24	14	9	10	10	19	17	58	19
Gain on sale of National Processing, Inc.	—	—	—	—	—	—	714	—	—	—	—
Gain on sale of Upper Peninsula branches	—	—	—	—	—	—	14	—	—	—	—
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	—	—	(3)	—	65	—	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	16	—	—	—	—	—	—	—
All other*	36	66	35	34	35	29	50	161	159	102	64

Total fees and other income	783	644	768	748	976	785	1,442	1,021	849	1,427	1,761
Bank stock fund	—	11	3	—	2	8	3	—	—	11	10
Other securities	1	1	6	(1)	3	6	8	3	5	2	9

Total securities gains (losses), net	1	12	9	(1)	5	14	11	3	5	13	19

Total Noninterest Income	$784	$656	$777	$747	$981	$799	$1,453	$1,024	$854	$1,440	$1,780

Memo:
Operating lease intangible amortization(2)	($1)	($2)	($4)	($5)	($7)	($8)	($9)	($11)	—	($3)	($15)

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

Salaries, benefits, and other personnel	$636	$641	$660	$654	$635	$611	$653	$630	$558	$1,277	$1,246
Equipment	79	79	80	71	76	76	92	73	69	158	152
Net occupancy	74	73	72	71	72	72	69	66	59	147	144
Third-party services	91	79	96	81	80	75	102	92	82	170	155
Card processing	6	7	6	5	5	5	13	59	60	13	10
Telecommunications	20	18	20	21	20	21	22	21	23	38	41
Marketing and public relations	38	28	66	32	39	28	33	30	30	66	67
Leasing expense	42	43	45	25	52	57	57	63	2	85	109
Postage	19	22	18	22	21	22	21	22	20	41	43
Travel and entertainment	20	18	22	20	22	21	25	22	19	38	43
Supplies	15	15	14	14	16	16	19	17	15	30	32
State and local taxes	23	17	8	20	22	24	16	16	13	40	46
Intangible asset amortization	10	11	11	11	15	15	16	17	7	21	30
FDIC assessments	2	3	2	3	2	3	2	3	3	5	5
OREO expense, net	4	—	3	2	—	2	3	2	2	4	2
Straight-line operating lease rent adjustment	—	—	—	—	—	29	—	—	—	—	29
Impairment, fraud, and other losses, net	13	19	52	19	21	16	15	20	26	32	37
All other	84	69	96	87	83	52	89	58	61	153	135

Total Noninterest Expense	$1,176	$1,142	$1,271	$1,158	$1,181	$1,145	$1,247	$1,211	$1,049	$2,318	$2,326

Memo:
Merger integration costs	—	—	$5	$9	$12	$19	$39	$28	$6	—	$31

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

Personal Accounts:
DDA and NOW deposit fees	$9	$8	$9	$9	$9	$9	$10	$10	$10	$17	$18
Savings and time deposit fees	3	3	3	3	3	3	3	3	3	6	6
Overdraft and NSF fees	94	81	89	92	73	62	71	72	66	175	135
Debit card interchange fees	29	30	29	28	26	25	25	23	22	59	51

Total personal account fees	135	122	130	132	111	99	109	108	101	257	210

Business accounts:
Deposit fees	6	5	5	7	6	9	10	11	6	11	15
Overdraft and NSF fees	13	12	12	14	9	8	8	8	8	25	17
Debit card interchange fees	5	3	4	3	3	3	3	3	3	8	6
Cash management fees	40	41	39	41	41	39	38	41	42	81	80

Total Business account fees	64	61	60	65	59	59	59	63	59	125	118

Other deposit service charges	4	6	11	1	6	7	11	5	6	10	13

Total Deposit Service Charges	$203	$189	$201	$198	$176	$165	$179	$176	$166	$392	$341

CARD-RELATED FEES
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

Credit card:
Credit limit exceed and stop payment fees	$3	$3	$2	$4	$2	$3	$2	$2	$2	$6	$5
Cash advance fees	1	2	1	1	1	1	1	1	1	3	2
Interchange fees	19	20	20	20	16	10	8	8	13	39	26
Reward programs and incentives	(10)	(9)	(10)	(8)	(8)	(7)	(7)	(8)	(7)	(19)	(15)
Debt cancellation and other fees	(1)	—	(2)	—	3	2	5	5	(1)	(1)	5

Total credit card fees	12	16	11	17	14	9	9	8	8	28	23

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1	2	2
Home equity lines of credit	3	3	5	3	2	2	1	2	2	6	4
ATM fees	10	10	11	10	12	10	12	12	11	20	22

Total other card-related fees	14	14	17	14	15	13	14	15	14	28	28

Total Card-Related Fees	$26	$30	$28	$31	$29	$22	$23	$23	$22	$56	$51

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

Salaries and wages	$354	$352	$354	$361	$356	$351	$353	$361	$320	$706	$707
Incentive compensation	204	171	201	229	209	170	207	199	210	375	379
Deferred personnel costs	(104)	(90)	(121)	(124)	(116)	(96)	(126)	(131)	(140)	(194)	(212)
Stock-based compensation	17	16	15	12	15	15	28	15	12	33	30
Payroll taxes	39	53	31	36	38	51	32	37	36	92	89
Contract labor	43	35	67	51	47	34	62	36	31	78	81
Medical and other benefits	46	48	38	45	45	47	31	50	43	94	92
Retirement plans	22	28	16	20	20	26	19	19	19	50	46
Market valuation adjustments on deferred compensation liabilities	(1)	15	6	9	7	(6)	18	4	7	14	1
Severance and other	16	13	53	15	14	19	29	40	20	29	33

Total Salaries, Benefits, and Other Personnel Expense	$636	$641	$660	$654	$635	$611	$653	$630	$558	$1,277	$1,246

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2006		2005				2004
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Line of business staff:
Consumer and Small Business Financial Services	12,692	12,488	12,315	12,700	12,980	12,822	12,714	12,297	11,963
Wholesale Banking	2,359	2,377	2,415	2,415	2,388	2,350	2,282	2,272	1,683
National City Mortgage	7,088	7,305	7,673	7,831	7,956	7,970	7,814	7,674	7,819
National Consumer Finance First Franklin Financial Corporation	2,451	2,406	2,571	2,716	2,598	2,392	2,391	2,481	2,241
National City Home Loan Services	579	518	510	442	398	341	325	326	338
National Home Equity	469	484	503	514	497	448	414	415	390
Other(2)	78	133	138	149	144	132	133	127	65

Total National Consumer Finance	3,577	3,541	3,722	3,821	3,637	3,313	3,263	3,349	3,034
Asset Management	1,518	1,520	1,506	1,518	1,568	1,524	1,517	1,522	1,500
National Processing(3)	—	—	—	—	—	—	—	1,608	1,655

Corporate support staff(4)	6,717	6,617	6,639	6,848	6,964	7,129	7,640	7,670	6,408

Total Employees	33,951	33,848	34,270	35,133	35,493	35,108	35,230	36,392	34,062

(1)	Represents period-end, active, full-time equivalent employees

(2)	Includes National City Warehouse Resources and National Recreation Finance

(3)	In October 2004, the National Processing business was sold

(4)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process
NCM AND FIRST FRANKLIN FULL-TIME EQUIVALENT EMPLOYEES(1)

	2006		2005				2004
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

NCM:
Loan origination — commission	2,590	2,577	2,565	2,650	2,731	2,782	2,674	2,640	2,649
Loan origination — non-commission	2,605	2,664	2,903	2,985	3,045	3,003	3,017	2,934	3,054

Total loan origination	5,195	5,241	5,468	5,635	5,776	5,785	5,691	5,574	5,703
Loan servicing	785	812	842	848	813	817	800	786	793
Indirect production	830	880	998	983	995	1,003	974	977	1,016
Corporate overhead and other	278	372	365	365	372	365	349	337	307

Total NCM FTEs	7,088	7,305	7,673	7,831	7,956	7,970	7,814	7,674	7,819

First Franklin:
Loan origination — commission	805	773	788	782	756	680	661	662	616
Loan origination — non-commission	1,253	1,327	1,468	1,608	1,457	1,328	1,341	1,461	1,296

Total loan origination	2,058	2,100	2,256	2,390	2,213	2,008	2,002	2,123	1,912
Indirect production	195	126	130	138	187	206	213	196	182
Corporate overhead and other	198	180	185	188	198	178	176	162	147

Total First Franklin FTEs	2,451	2,406	2,571	2,716	2,598	2,392	2,391	2,481	2,241

(1)	Represents period-end, active, full-time equivalent employees

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

LOAN LOSS ALLOWANCE
Beginning loan loss allowance	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011	$1,094	$1,188
Provision for loan losses	62	32	136	68	19	77	108	100	61	94	96
Allowance related to loans acquired, sold, or securitized	2	(4)	(12)	(2)	(1)	1	6	147	19	(2)	—
Charge-offs:
Commercial	28	45	59	27	31	43	60	63	17	73	74
Commercial construction	2	—	—	2	—	2	10	2	—	2	2
Commercial real estate	5	7	8	11	8	5	8	6	7	12	13
Residential real estate	47	46	37	26	29	42	34	30	34	93	71
Home equity lines of credit	15	21	17	10	8	7	8	6	7	36	15
Credit card and other unsecured lines of credit	20	28	39	33	30	28	25	26	27	48	58
Other consumer	11	26	30	24	20	26	28	24	25	37	46

Total charge-offs	128	173	190	133	126	153	173	157	117	301	279

Recoveries:
Commercial	10	16	20	20	25	32	42	22	23	26	57
Commercial construction	—	—	2	—	—	—	1	—	—	—	—
Commercial real estate	1	2	3	2	2	3	3	4	3	3	5
Residential real estate	19	12	14	13	12	17	10	18	14	31	29
Home equity lines of credit	5	4	2	2	2	2	2	3	3	9	4
Credit card and other unsecured lines of credit	4	6	3	3	4	2	2	2	2	10	6
Other consumer	13	12	8	10	9	10	9	11	9	25	19

Total recoveries	52	52	52	50	54	66	69	60	54	104	120

Net charge-offs	76	121	138	83	72	87	104	97	63	197	159

Ending loan loss allowance	$989	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$989	$1,125

Memo:
Net charge-offs on:
Securitized credit cards	$14	$7	$24	$14	$20	$18	$19	$19	$21	$21	$38
Managed credit cards	24	20	48	34	38	36	35	35	39	44	74
Securitized automobile loans	3	4	3	3	3	3	4	3	3	7	6
Managed automobile loans(1)	1	8	13	10	8	11	14	10	10	9	19
Securitized home equity loans	—	—	—	—	—	1	—	—	—	—	1
Managed home equity loans(2)	13	26	21	13	11	13	10	9	—	39	24

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.26%	.42%	.56%	.09%	.10%	.18%	.30%	.64%	(.11)%	.34%	.13%
Commercial construction	.22	(.03)	(.16)	.22	.06	.26	1.19	.32	(.07)	.09	.15
Commercial real estate	.12	.17	.13	.33	.19	.08	.18	.09	.16	.15	.13
Residential real estate	.35	.43	.29	.16	.20	.34	.31	.16	.29	.39	.27
Home equity lines of credit	.22	.35	.28	.13	.11	.11	.10	.09	.13	.29	.11
Credit card and other unsecured lines of credit	2.62	3.45	5.86	4.82	4.64	4.48	3.92	4.01	4.66	3.03	4.56
Other consumer	(.15)	.93	1.33	.78	.54	.76	.91	.77	.80	.39	.65

Total Net Charge-offs	.30%	.46%	.52%	.30%	.27%	.35%	.41%	.41%	.30%	.38%	.31%

Memo:
Securitized credit cards	3.89%	2.66%	7.57%	4.75%	5.92%	5.04%	5.29%	5.33%	5.69%	3.38%	5.48%
Managed credit cards	4.02%	3.45%	7.95%	5.70%	6.44%	6.08%	5.69%	5.78%	6.38%	3.73%	6.26%
Securitized automobile loans	.64%	.59%	.98%	1.92%	1.37%	1.67%	1.72%	1.18%	.90%	.62%	1.53%
Managed automobile loans(1)	.05%	1.25%	1.65%	1.25%	.94%	1.24%	1.44%	1.08%	.96%	.68%	1.09%
Securitized home equity loans	—	2.81%	5.29%	2.45%	2.12%	5.37%	1.07%	1.84%	—	2.40%	3.91%
Managed home equity loans(2)	.18%	.38%	.30%	.17%	.17%	.21%	.16%	.16%	—	.28%	.19%
LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$79	$84	$88	$100	$93	$100	$127	$117	$115	$84	$100
Allowance related to commitments acquired	—	—	—	—	—	—	—	12	2	—	—
Net provision for credit losses	(2)	(5)	(4)	(12)	7	(7)	(27)	(2)	—	(7)	—

Ending lending-related commitment allowance	$77	$79	$84	$88	$100	$93	$100	$127	$117	$77	$100

Memo:
Total Provision for Credit Losses	$60	$27	$132	$56	$26	$70	$81	$98	$61	$87	$96

(1)	Represents managed portfolio of indirect prime automobile loans

(2)	Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006		2005				2004
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

NONPERFORMING ASSETS
Commercial	$178	$165	$181	$169	$142	$158	$161	$212	$164
Commercial construction	36	27	20	28	28	13	12	13	2
Commercial real estate	108	117	114	111	118	110	102	101	89
Residential real estate:
National City Mortgage	82	86	96	100	106	116	108	88	92
First Franklin	59	61	51	50	49	57	53	54	55
Altegra/Loan Zone	1	1	1	1	2	2	1	10	12
Other	25	26	27	23	26	25	26	24	25

Total real estate — residential	167	174	175	174	183	200	188	176	184

Total nonperforming portfolio loans	489	483	490	482	471	481	463	502	439
Other real estate owned (OREO):
Commercial	2	2	5	3	4	3	5	18	4
Residential real estate:
National City Mortgage(1)	78	77	26	28	28	30	32	31	35
First Franklin	83	68	57	51	46	48	42	42	38
Altegra/Loan Zone	1	1	1	1	1	2	5	9	15
Other	1	1	1	1	1	2	2	7	3

Total real estate — residential	163	147	85	81	76	82	81	89	91

Other	2	2	7	8	11	5	3	—	—
Total OREO	167	151	97	92	91	90	89	107	95
Mortgage loans held for sale and other	11	13	9	11	10	7	11	19	10

Total Nonperforming Assets	$667	$647	$596	$585	$572	$578	$563	$628	$544

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	27%	27%	30%	28%	24%	28%	29%	34%	30%
Commercial construction	5	4	3	5	5	2	2	2	—
Commercial real estate	16	18	19	19	21	19	18	16	16
Residential real estate:
National City Mortgage	12	13	16	17	18	20	19	15	17
First Franklin	9	9	9	9	9	10	9	8	10
Altegra/Loan Zone	—	—	—	—	—	—	—	2	2
Other	4	4	5	4	5	4	5	3	5

Total real estate — residential	25	26	30	30	32	34	33	28	34

Total nonperforming portfolio loans	73	75	82	82	82	83	82	80	80
Other real estate owned (OREO):
Commercial	—	—	1	1	1	1	1	3	1
Residential real estate:
National City Mortgage(1)	12	12	4	5	5	6	6	5	6
First Franklin	12	11	10	9	8	8	7	7	7
Altegra/Loan Zone	—	—	—	—	—	—	1	1	3
Other	—	—	—	—	—	—	—	1	1

Total real estate — residential	24	23	14	14	13	14	14	14	17

Other	1	—	1	1	2	1	1	—	—
Total OREO	25	23	16	16	16	16	16	17	18
Mortgage loans held for sale and other	2	2	2	2	2	1	2	3	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.66%	.63%	.56%	.54%	.53%	.56%	.56%	.64%	.64%
Nonperforming assets to period-end total assets	.47	.46	.42	.40	.40	.41	.40	.46	.46
Loan loss allowance to nonperforming portfolio loans	202.14	207.14	223.11	230.08	238.64	245.11	256.92	234.48	234.09
Loan loss allowance to period-end portfolio loans	.98	.98	1.03	1.02	1.05	1.15	1.19	1.21	1.21
Loan loss allowance (period-end) to annualized net charge-offs	326.17	204.29	199.42	336.67	391.50	330.46	290.31	302.46	407.33

(1)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006		2005				2004
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$51	$35	$36	$61	$51	$59	$44	$51	$39
Commercial construction	—	2	5	9	10	6	12	16	3
Commercial real estate	17	5	9	37	32	39	29	46	51
Residential real estate:
National City Mortgage and other	109	110	118	122	123	162	168	150	121
First Franklin	405	364	391	307	271	265	295	265	252
Altegra/Loan Zone	2	1	1	2	2	2	3	8	10
National Home Equity	—	—	—	—	—	—	1	—	—

Total real estate — residential	516	475	510	431	396	429	467	423	383

Home equity lines of credit	21	20	23	17	11	10	10	9	7
Credit card and other unsecured lines of credit	21	20	20	23	22	22	21	22	22
Other consumer	8	8	17	14	13	9	13	13	10
Mortgage loans held for sale and other	40	29	16	20	10	19	25	48	35

Total Loans 90+ Days Past Due	$674	$594	$636	$612	$545	$593	$621	$628	$550

TEN LARGEST NONPERFORMING ASSETS AS OF JUNE 30, 2006
($ in millions)

			Amount	As a Percentage of Total
Major Industry(1)	Sub-Industry	Portfolio	Outstanding	Nonperforming Assets
Industrial	Air Transportation	Commercial Leases	$33	4.9%
Basic materials	Chemicals, Plastics and Rubber	Commercial	27	4.0%
Real estate	Residential & Non-Residential Real Estate	Non-Residential Real Estate/Residential Real Estate	20	3.0%
Real estate	Residential Real Estate	Commercial Construction	16	2.4%
Consumer cyclical	Printing, Publishing & Broadcasting	Commercial	11	1.6%
Consumer cyclical	Hotels, Motels, Inns and Gaming	Non-Residential Real Estate	9	1.3%
Real estate	Construction Products	Commercial	8	1.2%
Real estate	Residential & Non-Residential Real Estate	Non-Residential Real Estate	7	1.1%
Consumer cyclical	Automobile - Manufacture & Wholesale	Commercial	7	1.1%
Consumer noncyclical	Healthcare	Non-Residential Real Estate/Commercial	6	1.0%

			$144	21.6%

Total nonperforming assets			$667	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets				.66%

(1)	Based on Standard Industrial Classification System codes
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF JUNE 30, 2006
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$13,280	29%	$.9	$58
Consumer cyclical	8,136	18%	1.0	100
Consumer noncyclical	5,381	12%	.5	40
Industrial	6,241	14%	1.3	91
Basic materials	3,523	8%	1.7	34
Financial	3,298	7%	1.8	48
Services	1,888	4%	.4	77
Energy and utilities	840	2%	1.3	22
Technology	856	2%	3.9	30
Miscellaneous	1,675	4%	.2	38

Total commercial, commercial real estate and commercial construction	$45,118	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

Average Total Deposits (1)	$55,983	$54,994	$54,442	$53,817	$53,190	$52,306	$51,783	$52,156	$48,348	$55,491	$52,750

DEPOSIT ACCOUNT METRICS(1)(2)

Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,168	$3,202	$3,123	$3,221	$3,367	$3,378	$3,251	$3,281	$3,245	$3,185	$3,372
Number of accounts(3)	1,715	1,726	1,737	1,765	1,764	1,753	1,748	1,750	1,660

Interest Bearing Checking
Average total balance	$8,177	$8,015	$7,929	$7,906	$8,078	$8,065	$8,074	$8,412	$8,167	$8,096	$8,071
Number of accounts(3)	1,025	1,008	969	938	897	856	844	830	750

Money Market Savings
Average total balance	$13,716	$13,574	$13,299	$13,535	$13,869	$14,078	$14,124	$14,529	$14,411	$13,646	$13,973
Number of accounts(3)	851	836	779	748	710	659	584	541	496

Regular savings
Average total balance	$1,792	$1,830	$1,895	$2,012	$2,140	$2,156	$2,161	$2,237	$2,217	$1,811	$2,148
Number of accounts(3)	599	607	634	663	696	728	760	796	807

Business Deposits:
Average total balance	$8,363	$8,272	$8,734	$8,496	$8,132	$7,951	$8,154	$7,902	$7,347	$8,318	$8,042
Number of accounts(3)	392	390	387	385	382	376	376	371	335

Time Deposits:
Average total balance	$20,676	$20,024	$19,398	$18,595	$17,551	$16,624	$15,961	$15,749	$12,918	$20,352	$17,090
Number of accounts(3)	1,032	1,022	1,005	985	967	930	902	898	805

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)(6)	6,727	8,347	5,881	8,171	5,034	5,344	6,404	8,001	7,356
Other(5)	6,010	3,589	2,923	4,331	4,420	3,966	4,472	5,280	5,075
Home equity(6) and other lines of credit	20,030	14,931	17,037	21,603	22,149	16,994	20,807	24,447	22,752

Total Consumer Loan Originations	32,767	26,867	25,841	34,105	31,603	26,304	31,683	37,728	35,183

BANK BRANCHES
Traditional	1,210	1,195	1,185	1,182	1,179	1,174	1,179	1,161	1,100
In-store	35	35	35	35	42	43	43	45	42

Total Bank Branches	1,245	1,230	1,220	1,217	1,221	1,217	1,222	1,206	1,142

ATMs	1,968	1,949	1,935	1,930	1,933	1,928	1,948	1,931	1,642

Online Banking Customers	1,462,992	1,359,249	1,276,855	1,224,089	1,135,539	1,062,707	1,014,403	975,392	900,074

SELECTED LOAN METRICS

Student loans (other consumer)(7)
End of period balances	$314	$1,167	$855	$748	$263	$1,138	$872	$677	$322
Average balances	1,075	1,118	755	472	913	1,105	713	454	820	1,097	1,009
Principal balance of loans sold	1,013	112	199	68	992	68	89	70	954	1,125	1,060
Gain on loan sales	16	—	1	1	11	1	—	1	15	16	12

National City Card Services (NCCS)
Average balances:
Credit cards	$845	$1,289	$1,095	$1,192	$972	$971	$994	$990	$986	$1,066	$971
Securitized credit cards (8)	1,450	1,035	1,240	1,165	1,376	1,450	1,450	1,450	1,450	1,244	1,413

Total Average Managed NCCS Credit Cards	$2,295	$2,324	$2,335	$2,357	$2,348	$2,421	$2,444	$2,440	$2,436	$2,310	$2,384

(1)	Restated to reflect the reasssignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(6)	See additional home equity portfolio statistics on page 30.

(7)	Includes loans held in portfolio and loans held for sale.

(8)	Securitized credit cards are managed by this C&SBFS business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$62,669	$65,010	$65,084	$63,288	$63,606	$65,649	$60,322	$59,757	$59,730	$65,010	$65,649
Acquisitions	—	—	—	—	—	—	257	3,218	645	—	—
Estimated change due to market impact	(693)	1,984	974	942	1,123	(401)	113	(702)	258	1,291	722
Other activity, net	(2,759)	(4,325)	(1,048)	854	(1,441)	(1,642)	4,957	(1,951)	(876)	(7,084)	(3,083)

Value at end of period	59,217	62,669	65,010	65,084	63,288	63,606	65,649	60,322	59,757	59,217	63,288

Non-managed assets:
Value at beginning of period	48,018	42,750	42,151	42,239	42,490	43,128	47,327	41,096	52,219	42,750	43,128
Acquisitions	—	—	—	—	—	—	137	6,710	54	—	—
Divestiture(1)	—	—	—	—	—	—	—	—	(10,805)	—	—
Estimated change due to market impact	96	1,226	452	670	367	(818)	2,917	(450)	82	1,322	(451)
Other activity, net	147	4,042	147	(758)	(618)	180	(7,253)	(29)	(454)	4,189	(438)

Value at end of period	48,261	48,018	42,750	42,151	42,239	42,490	43,128	47,327	41,096	48,261	42,239

Total assets at end of period	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$107,478	$105,527

Proprietary mutual fund assets (included above)	$11,848	$12,198	$12,213	$11,900	$12,254	$12,444	$13,483	$13,446	$14,131

Assets under administration represented by:

Type of investment:
Money market and other	$27,579	$22,500	$23,645	$23,528	$23,451	$24,128	$24,341	$25,472	$21,834
Equity	55,723	59,684	59,268	58,261	56,959	57,114	59,057	57,004	56,098
Fixed income	24,176	28,503	24,847	25,446	25,117	24,854	25,379	25,173	22,921

Total	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853

Type of business:
Investment management and personal trust	$54,999	$57,207	$57,657	$56,715	$55,613	$55,454	$54,074	$52,070	$53,175
Corporate trust	18,196	14,826	11,994	13,200	12,388	12,958	13,380	7,076	6,833
Retirement plan services	14,698	18,540	18,186	17,649	17,853	17,530	18,459	18,172	18,243
Charitable and endowment	8,513	8,758	8,746	8,580	8,530	8,740	11,318	10,882	11,068
Other	11,072	11,356	11,177	11,091	11,143	11,414	11,546	19,449	11,534

Total	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853

Percentage of assets under administration represented by:

Type of investment:
Money market and other	26%	20%	22%	22%	22%	23%	23%	24%	22%
Equity	52%	54%	55%	54%	54%	54%	54%	53%	55%
Fixed income	22%	26%	23%	24%	24%	23%	23%	23%	23%

Type of business:
Investment management and personal trust	51%	52%	54%	53%	53%	52%	50%	48%	53%
Corporate trust	17%	13%	11%	12%	12%	12%	12%	7%	7%
Retirement plan services	14%	17%	17%	17%	17%	17%	17%	17%	18%
Charitable and endowment	8%	8%	8%	8%	8%	8%	10%	10%	11%
Other	10%	10%	10%	10%	10%	11%	11%	18%	11%

(1)	Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$26	$14	$18	$12	$12	$5	$20	$11	$2	$40	$17
Commercial	26	—	—	—	—	—	—	—	—	26	—
Residential real estate:
National City Mortgage (NCM)	84	59	114	102	155	117	79	80	110	143	272
First Franklin	113	60	70	41	79	74	51	107	138	173	153
National Home Equity loans (NHE)	10	—	—	—	—	—	—	—	—	10	—

Total residential real estate	207	119	184	143	234	191	130	187	248	326	425
Other consumer loans:
National Home Equity lines of credit (NHE)	5	4	18	—	—	—	—	—	—	9	—
Automobile	1	3	(29)	—	—	—	—	—	—	4	—
Credit card	4	4	1	2	1	2	3	3	3	8	3
Student	16	—	1	1	11	1	—	1	15	16	12

Total Loan Sale Revenue	$285	$144	$193	$158	$258	$199	$153	$202	$268	$429	$457

SERVICING REVENUE BY LOAN TYPE
Commercial real estate	$3	$2	$1	$4	$4	$2	$3	—	—	$5	$6
Residential real estate:
National City Mortgage	(88)	(86)	14	33	154	82	(17)	$157	($82)	(174)	236
NCHLS (First Franklin portfolio)	16	13	2	7	4	6	4	3	4	29	10
Provident PCFS(2)	—	—	—	—	—	—	3	5	—	—	—

Total residential real estate	(72)	(73)	16	40	158	88	(10)	165	(78)	(145)	246
Other consumer loans	48	27	15	21	26	24	29	25	26	75	50

Total Loan Servicing Revenue, net	($21)	($44)	$32	$65	$188	$114	$22	$190	($52)	($65)	$302

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$153	$148	$139	$133	$130	$130	$128	$130	$119	$301	$260
Servicing asset valuation changes due to time decay and payoffs(3)	(110)	(93)	(129)	(136)	(128)	(112)	(128)	(125)	(140)	(203)	(240)
Other servicing asset valuation changes, primarily due to market-driven changes in mortgage interest rates	209	193	221	342	(333)	242	119	(548)	649	402	(91)
Gains (losses) on derivatives used to hedge servicing assets	(268)	(321)	(215)	(299)	489	(172)	(129)	708	(706)	(589)	317
Implementation of new prepayment model	(56)	—	—	—	—	—	—	—	—	(56)	—

Total residential real estate servicing revenue, net	($72)	($73)	$16	$40	$158	$88	($10)	$165	($78)	($145)	$246

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	In December 2004, the Provident PCFS business was sold.

(3)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$18,504	$18,302	$16,938	$23,380	$26,724	$24,400	$24,311	$26,411	$25,306	$36,806	$51,124

Originations:
Retail	$7,490	$6,195	$7,425	$9,284	$9,032	$7,254	$8,057	$7,735	$9,838	$13,685	$16,286
Wholesale	3,939	3,683	4,626	7,334	6,356	7,720	8,355	7,765	8,890	7,622	14,076
Less: loan originations for other units (NHE) and portfolio	(1,239)	(1,137)	(1,283)	(1,538)	(1,671)	(1,227)	(1,343)	(1,381)	(1,452)	(2,376)	(2,898)

Total originations for sale	$10,190	$8,741	$10,768	$15,080	$13,717	$13,747	$15,069	$14,119	$17,276	$18,931	$27,464

Percentage of originations represented by:
Refinances	45%	53%	51%	51%	48%	57%	55%	43%	55%	49%	52%
Government loans	8%	7%	6%	6%	7%	8%	10%	15%	15%	8%	8%
Adjustable-rate loans	36%	35%	32%	26%	39%	38%	33%	38%	32%	36%	38%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	17%	19%	20%	19%	18%	19%	18%	18%	18%	18%	19%
Virginia	10%	9%	9%	9%	10%	9%	8%	9%	9%	9%	10%
Maryland	8%	8%	9%	9%	9%	9%	9%	8%	8%	8%	9%
Illinois	7%	6%	5%	5%	6%	6%	6%	6%	6%	6%	6%
Florida	5%	5%	—	—	—	—	—	—	—	5%	—
Texas	—	—	5%	5%	5%	7%	6%	6%	6%	—	6%

LOAN SALES:
Loans sold servicing retained	$7,584	$8,236	$10,789	$13,114	$12,329	$13,088	$12,604	$14,042	$16,735	$15,820	$25,417
Loans sold servicing released	738	527	608	498	473	418	500	417	312	1,265	891

Total Loan Sales	$8,322	$8,763	$11,397	$13,612	$12,802	$13,506	$13,104	$14,459	$17,047	$17,085	$26,308

LOAN SALE REVENUE COMPONENTS:
Gain on sale (1)	$89	$81	$109	$94	$123	$112	$128	$120	$201	$170	$235
Estimated effect of delayed delivery(2)	(12)	(16)	(20)	(25)	(29)	(37)	(42)	(51)	(61)	(28)	(66)
Hedge results(3)	3	(13)	10	10	45	23	3	10	(57)	(10)	68
Disallowed valuation adjustments(4)	(2)	(1)	(2)	7	(3)	11	(15)	—	16	(3)	8
Other (5)	6	8	17	16	19	8	5	1	11	14	27

Total Loan Sale Revenue	$84	$59	$114	$102	$155	$117	$79	$80	$110	$143	$272

Gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	1.07%	.93%	.96%	.69%	.96%	.83%	.98%	.83%	1.18%	1.00%	.89%

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents GNMA early buyout program revenue and recoveries of prior write-downs on repurchased loans.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
NCM MORTGAGE SERVICING RIGHTS (MSRs)
Periods after adoption of fair value accounting under SFAS 156(1):
Carrying value at beginning of period	$2,235	$2,008								$2,008
Cumulative effect adjustment	—	26								26
Additions	108	90								198
Time decay(2)	(14)	(15)								(29)
Payoffs(3)	(88)	(72)								(160)
Changes in model valuation inputs or assumptions(4)	209	198								407
Implementation of new prepayment model	(56)	—								(56)

Carrying Value (Fair Value) at End of Period	$2,394	$2,235								$2,394

Periods prior to adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period			$1,778	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320		$1,597
Additions			142	135	111	142	119	130	219		253
Amortization			(123)	(132)	(126)	(111)	(128)	(125)	(140)		(237)
SFAS 133 hedge basis adjustments			229	325	(351)	190	143	(543)	607		(161)
Sales			—	(1)	—	(1)	(2)	(1)	(2)		(1)

Carrying value before valuation allowance at end of period			$2,026	$1,778	$1,451	$1,817	$1,597	$1,465	$2,004		$1,451

Valuation allowance at beginning of period			($19)	($36)	($55)	($107)	($83)	($78)	($120)		($107)
Impairment recoveries (charges)			1	17	19	52	(24)	(5)	42		71

Valuation allowance at end of period			($18)	($19)	($36)	($55)	($107)	($83)	($78)		($36)

Net Carrying Value of MSRs at End of Period			$2,008	$1,759	$1,415	$1,762	$1,490	$1,382	$1,926		$1,415

Fair Value at End of Period			$2,034	$1,783	$1,451	$1,806	$1,502	$1,394	$1,955		$1,451

Ratio of carrying value of MSRs to total

mortgage loans serviced for third parties	1.49%	1.39%	1.26%	1.11%	.90%	1.14%	.98%	.92%	1.31%

Ratio of fair value of MSRs to total

mortgage loans serviced for third parties	1.49%	1.39%	1.27%	1.13%	.92%	1.16%	.99%	.93%	1.33%

Servicing asset capitalization rate	1.42%	1.09%	1.32%	1.03%	.90%	1.08%	.94%	.93%	1.31%	1.25%	1.00%

Servicing prepayment rate (annualized)	15%	14%	20%	26%	24%	22%	25%	22%	35%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$159,580	$152,367
Additions	7,584	8,236	10,789	13,114	12,329	13,088	12,604	14,042	16,735	15,820	25,417
Payments	(6,197)	(5,764)	(7,907)	(10,616)	(9,382)	(8,801)	(9,680)	(8,200)	(13,174)	(11,961)	(18,183)
Other reductions(5)	(1,274)	(1,069)	(1,341)	(1,397)	(1,096)	(1,567)	(886)	(2,471)	(1,201)	(2,343)	(2,663)

Ending balance	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$161,096	$156,938

Servicing portfolio composition (UPB):
Conventional	$98,058	$97,689	$95,819	$94,712	$93,851	$93,449	$93,044	$92,134	$92,398
Government	20,901	21,070	21,786	23,019	24,095	25,521	26,158	26,804	26,260
Jumbo and other	42,137	42,224	41,975	40,308	38,992	36,117	33,165	31,391	28,300

Total mortgage loans serviced for third parties	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958

Servicing portfolio metrics:
Number of loans	1,037,118	1,044,182	1,059,418	1,060,862	1,070,096	1,071,996	1,065,670	1,058,130	1,044,181
Average loan size	$155,330	$154,171	$150,630	$148,972	$146,658	$144,671	$142,978	$142,070	$140,740
Weighted-average note rate	5.83%	5.80%	5.78%	5.76%	5.77%	5.78%	5.80%	5.82%	5.84%
Weighted-average servicing fee	29 bps	29 bps	29 bps	30 bps	30 bps	30 bps	30 bps	31 bps	31 bps
Weighted-average age in months	27	26	24	23	22	20	19	18	17
Default rate(6)	2.79%	2.34%	3.81%	3.44%	3.52%	3.22%	3.94%	3.96%	3.60%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
FIRST FRANKLIN LOAN SALE AND SERVICING DATA(1)
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

FIRST FRANKLIN ORIGINATION AND SALE DATA

Production Data:
Applications (related to loans to be held in portfolio and sold)	$12,068	$9,989	$11,416	$14,213	$14,228	$10,733	$11,311	$12,975	$15,703	$22,057	$24,961

Originations:
Total First Franklin loan originations	$6,776	$5,578	$7,110	$8,786	$8,059	$5,605	$6,953	$7,743	$8,782	$12,354	$13,664
Less: portfolio loan originations	(1)	(880)	(1,437)	(1,858)	(3,235)	(1,662)	(2,594)	(2,835)	(3,056)	(881)	(4,897)

Total originations for sale	$6,775	$4,698	$5,673	$6,928	$4,824	$3,943	$4,359	$4,908	$5,726	$11,473	$8,767

Origination statisitics:
Weighted-average note rate	8.27%	8.14%	7.77%	7.20%	7.04%	7.00%	6.91%	7.05%	6.66%	8.21%	7.02%
Weighted-average credit score(2)	651	652	654	658	656	652	653	653	658	652	654

Percentage of total originations represented by:
Refinances	26%	34%	33%	28%	31%	38%	35%	32%	34%	30%	33%
Adjustable-rate loans	74%	74%	77%	79%	79%	81%	78%	80%	76%	74%	79%
Interest-only	31%	35%	46%	54%	52%	51%	50%	46%	43%	33%	52%

LOAN SALES:
Loans sold servicing retained	$4,235	$4,215	$6,621	$5,578	$2,328	$1,876	$1,919	—	—	$8,450	$4,204
Loans sold servicing released	1,928	—	—	—	1,818	2,596	2,277	$5,566	$4,887	1,928	4,414

Total Loan Sales	$6,163	$4,215	$6,621	$5,578	$4,146	$4,472	$4,196	$5,566	$4,887	$10,378	$8,618

Total loan sale revenue	113	60	70	41	79	74	51	107	138	173	153
Gain on sale percentage(3)	2.28%	2.09%	2.07%	2.14%	2.79%	2.60%	3.00%	3.39%	4.42%	2.20%	2.69%

NCHLS (FIRST FRANKLIN) MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156(4):
Carrying value at beginning of period	$127	$108								$108
Cumulative effect adjustment	—	—								—
Additions	28	30								58
Time decay(5)	(2)	(1)								(3)
Payoffs(6)	(6)	(5)								(11)
Changes in model valuation inputs or assumptions(7)	—	(5)								(5)

Carrying Value (Fair Value) at End of Period	$147	$127								$147

Periods prior to adoption of fair value accounting under SFAS 156(4):
Carrying value at beginning of period			$79	$40	$25	$15	—				$15
Additions			52	42	17	11	$15				28
Amortization			(8)	(3)	(2)	(1)	—				(3)

Carrying value before valuation allowance at end of period			$123	$79	$40	$25	$15				$40

Valuation allowance at beginning of period			($2)	($1)	—	—	—				—
Impairment charges			(13)	(1)	($1)	—	—				($1)

Valuation allowance at end of period			($15)	($2)	($1)	—	—				($1)

Net Carrying Value of MSRs at End of Period			$108	$77	$39	$25	$15				$39

Fair Value at End of Period			$108	$77	$39	$28	$15

NCHLS (FIRST FRANKLIN) SERVICING DATA:
Rollforward of servicing portfolio (UPB):
Beginning balance	$20,232	$16,909	$10,958	$5,804	$3,722	$1,913	—			$16,909	$1,913
Additions	4,235	4,215	6,621	5,578	2,328	1,876	$1,919			8,450	4,204
Payments	(1,179)	(859)	(670)	(424)	(246)	(67)	(6)			(2,038)	(313)
Other reductions	—	(33)	—	—	—	—	—			(33)	—

Ending balance	$23,288	$20,232	$16,909	$10,958	$5,804	$3,722	$1,913			$23,288	$5,804

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable.

(4)	On 1/1/06, National City adopted SFAS 156 and elected fair value accounting for mortgage servicing rights generated from National City Mortgage and First Franklin loan sales.

(5)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(6)	Represents decrease in MSR value associated with loans that paid off during the period.

(7)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates.

Unaudited
National City Corporation
FIRST FRANKLIN PORTFOLIO STATISTICS(1)
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005
PORTFOLIO STATISTICS(2)

Period-end portfolio balance	$16,583	$18,254	$18,681	$19,490	$18,880	$18,131	$18,260	$18,116	$16,714
Average portfolio balance	17,530	18,629	18,978	19,614	18,497	18,425	18,393	17,497	16,236	$18,076	$18,461
Weighted-average note rate	7.48%	7.34%	7.18%	6.97%	6.81%	6.77%	6.76%	6.84%	6.84%
Weighted-average loan size	$102,939	$106,513	$110,417	$116,404	$122,336	$124,384	$126,680	$124,399	$131,240
Weighted-average credit score(3)(4)	645	647	652	652	651	648	648	650	649
First-lien weighted-average loan-to-value ratio(5)	77.31%	77.48%	77.57%	77.66%	77.66%	77.64%	77.78%	77.80%	77.85%

By loan purpose:
Purchase	74%	74%	72%	71%	70%	69%	69%	69%	69%
Cash out refinancing	21%	21%	22%	23%	24%	24%	24%	24%	24%
Rate and term refinancing	5%	5%	6%	6%	6%	7%	7%	7%	7%

Percentage of First Franklin portfolio loans represented by:
Owner occupied	97%	97%	96%	96%	96%	96%	96%	96%	96%
Adjustable-rate loans	56%	59%	61%	65%	68%	69%	70%	69%	70%
Interest-only loans	26%	27%	28%	29%	28%	26%	24%	21%	17%
Second lien(6)	22%	21%	18%	15%	11%	10%	9%	10%	7%

Geographic Mix — Top Five States
California	29%	30%	31%	32%	34%	36%	37%	40%	42%
Florida	7%	7%	7%	7%	7%	7%	7%	7%	7%
Texas	6%	6%	6%	5%	5%	5%	5%	4%	4%
Washington	4%	4%	4%	4%	4%	4%	4%	4%	4%
Oregon	3%	4%	4%	4%	4%	4%	4%	4%	4%

Net Charge-offs	$16	$19	$10	$7	$6	$7	$4	$6	$6	$35	$13

Net charge-offs as a percentage of average portfolio loans	.37%	.41%	.20%	.14%	.14%	.15%	.10%	.14%	.14%	.39%	.15%

Nonperforming assets:
Nonperforming loans	$59	$61	$51	$50	$49	$57	$53	$54	$55
Other real estate owned	77	64	54	47	44	46	41	42	38

Total	$136	$125	$105	$97	$93	$103	$94	$96	$93

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	.82%	.68%	.56%	.49%	.49%	.57%	.51%	.53%	.55%

Loans 90+ days past due	$405	$364	$391	$307	$271	$265	$295	$265	$252

Portfolio delinquency rate	9.84%	7.40%	8.35%	6.80%	6.18%	5.78%	6.39%	6.53%	6.42%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (7)	$3,304	$3,736	$4,041	$4,453	$5,025	—	—	—	—
First liens with lender paid mortgage insurance (8)	2,135	2,207	1,582	857	—	—	—	—	—
Second liens with lender paid mortgage insurance (8)	3,563	3,632	3,273	2,724	1,985	$1,661	$1,908	$1,673	$1,073

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6)	Second lien positions are not included in the loan-to-value calculations.

(7)	During May 2005, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(8)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA
($ in millions)

										Six Months Ended
	2006		2005				2004			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2006	2005

NATIONAL HOME EQUITY ORIGINATION DATA
Originations:
Home equity line of credit (HELOC)(1)	$2,754	$2,649	$2,750	$4,045	$4,369	$3,057	$3,195	$3,249	$3,160	$5,403	$7,426
Home equity loans (HELOAN)(2)	829	328	274	331	270	233	191	201	273	1,157	503

Originations statistics:
Home equity line of credit (HELOC)
Weighted-average credit score(3)	735	741	741	742	744	740	739	739	740	738	742
Utilization rate(4)	54%	48%	49%	52%	55%	56%	59%	60%	59%	51%	55%
Piggyback line percentage(5)	28%	28%	36%	45%	47%	57%	59%	54%	65%	28%	51%

Home equity loans (HELOAN)
Weighted-average credit score(3)	723	723	727	729	726	727	724	725	727	723	727
Weighted-average note rate	8.40%	8.16%	7.86%	7.56%	7.65%	7.18%	7.27%	7.39%	6.84%	8.34%	7.43%
Piggyback loan percentage(5)	48%	45%	54%	70%	74%	76%	81%	81%	86%	48%	75%

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	$1,099	$1,097	$1,421	—	—	—	—	—	—	$2,196	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	420	—	—	—	—	—	—	—	—	420	—
HELOANs sold servicing released	—	—	—	—	—	—	—	—	—	—	—

Total sales	$1,519	$1,097	$1,421	—	—	—	—	—	—	$2,616	—

NATIONAL HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$3,190	$2,350	$1,366	—	—	—	—	—	—
HELOANs serviced for third parties	404	—	—	—	—	—	—	—	—

Total serviced for third parties	$3,594	$2,350	$1,366	—	—	—	—	—	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Represents the ultilization rate based on the initial draw at closing.

(5)	Percentage of eligible HELOC and HELOAN units closed simultaneously with a first-lien mortgage loan.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2006		2005				2004
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Wholesale Banking	$2	$2	$3	$2	$3	$2	—	$2	$8
Consumer and Small Business Financial Services	8,004	8,029	8,160	8,249	8,228	8,010	$7,938	7,723	6,073
National Consumer Finance — National Home Equity	7,933	8,906	12,597	13,713	12,831	11,460	10,415	8,993	7,154
Asset Management	632	620	634	641	641	626	634	631	611
Parent and Other	17	—	—	—	—	—	—	—	—

Total period-end balances HELOCs(2)	$16,588	$17,557	$21,394	$22,605	$21,703	$20,098	$18,987	$17,349	$13,846

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	7.80%	7.38%	6.92%	6.47%	6.01%	5.55%	5.14%	4.69%	4.34%
Weighted-average credit score(3)(4)	737	735	737	728	726	724	727	719	723
Weighted-average cumulative loan-to-value ratio(5)	71.57%	71.46%	71.40%	71.28%	70.97%	70.87%	70.97%	72.69%	71.36%
Utilization rate	47%	48%	50%	45%	45%	45%	48%	43%	42%
Net charge-offs	$4	$9	$9	$5	$4	$4	$2	$3	$3
Loans 90 days past due	9	11	12	10	7	7	7	8	6

National Consumer Finance — National Home Equity
Weighted-average note rate	8.36%	7.88%	7.30%	6.79%	6.29%	5.79%	5.25%	4.74%	4.31%
Weighted-average credit score(3)(4)	732	731	734	723	724	721	722	723	722
Weighted-average cumulative loan-to-value ratio(5)	79.69%	79.97%	80.33%	80.53%	80.71%	80.84%	80.93%	80.92%	81.03%
Utilization rate	51%	52%	53%	55%	56%	57%	57%	56%	53%
Net charge-offs	$4	$9	$6	$3	$2	$1	$1	$1	$1
Loans 90 days past due	10	8	9	6	3	3	2	1	1

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Wholesale Banking	$3	$3	$11	$14	$16	$20	$47	$56	$32
Consumer and Small Business Financial Services	4,596	4,513	4,327	4,274	4,063	4,088	4,044	3,959	3,715
National Consumer Finance — National Home Equity	1,578	1,690	2,051	1,888	1,751	1,650	1,528	1,564	1,500
Asset Management	123	120	116	107	94	93	97	97	93
Parent and Other	5	6	7	7	8	8	10	10	11

Total period-end balances HELOANs(2)	$6,305	$6,332	$6,512	$6,290	$5,932	$5,859	$5,726	$5,686	$5,351

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.65%	6.59%	6.57%	6.54%	6.57%	6.56%	6.59%	6.63%	6.72%
Weighted-average credit score(3)(4)	730	728	729	719	719	717	716	716	714
Weighted-average cumulative loan-to-value ratio(5)	70.01%	69.84%	70.00%	69.83%	69.60%	69.39%	69.55%	69.78%	69.96%
Net charge-offs	$2	$7	$6	$4	$4	$6	$4	$4	$5
Loans 90 days past due	4	5	8	5	5	5	5	5	4

National Consumer Finance — National Home Equity
Weighted-average note rate	7.24%	7.24%	7.31%	7.21%	7.14%	7.07%	7.04%	7.02%	6.99%
Weighted-average credit score(3)(4)	736	735	735	727	727	726	725	723	722
Weighted-average cumulative loan-to-value ratio(5)	89.46%	89.46%	89.43%	89.50%	89.59%	89.65%	89.65%	89.54%	89.61%
Net charge-offs	$1	$1	$1	$1	$1	$1	$1	—	—
Loans 90 days past due	—	—	—	—	—	—	1	—	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 28.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006		2005				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

Consumer and Small Business Financial Services

Net interest income (TE)	$499,447	$493,901	$487,199	$482,075	$476,355	$478,656	$993,348	$955,011
Provision for credit losses	24,789	28,613	84,226	49,154	59,073	59,398	53,402	118,471

Net interest income after provision	474,658	465,288	402,973	432,921	417,282	419,258	939,946	836,540
Noninterest income	275,094	240,211	255,440	262,714	235,263	202,608	515,305	437,871
Noninterest expense	405,968	415,019	394,730	417,160	402,947	392,201	820,987	795,148

Income before taxes	343,784	290,480	263,683	278,475	249,598	229,665	634,264	479,263
Income tax expense and TE adjustment	132,033	111,957	101,893	107,540	96,687	89,216	243,990	185,903

Net income	$211,751	$178,523	$161,790	$170,935	$152,911	$140,449	$390,274	$293,360

Unusual items (pretax)
Gain on sale of Madison Bank & Trust	—	—	—	$16,001	—	—	—	—

Total	—	—	—	$16,001	—	—	—	—

Unusual items (after tax)
Gain on sale of Madison Bank & Trust Co.	—	—	—	$10,401	—	—	—	—

Total	—	—	—	$10,401	—	—	—	—

Average assets	$24,479	$24,377	$23,916	$23,500	$23,675	$23,769	$24,428	$23,722
Average equity	2,976	2,984	2,967	2,919	2,846	2,824	2,980	2,835
Average core deposits	55,319	54,404	53,832	53,192	52,573	51,692	54,864	52,135
Average total deposits	55,983	54,994	54,442	53,817	53,190	52,306	55,491	52,750
Return on average assets	3.47%	2.97%	2.68%	2.89%	2.59%	2.40%	3.22%	2.49%
Return on average equity	28.54	24.27	21.63	23.24	21.55	20.17	26.41	20.86
Efficiency ratio	52.41	56.51	53.13	56.01	56.62	57.57	54.41	57.09

Wholesale Banking

Net interest income (TE)	$365,974	$367,585	$372,455	$364,180	$355,622	$341,730	$733,559	$697,352
Provision (benefit) for credit losses	32,376	(6,681)	23,771	(16,660)	(15,861)	(19,478)	25,695	(35,339)

Net interest income after provision	333,598	374,266	348,684	380,840	371,483	361,208	707,864	732,691
Noninterest income	212,330	168,471	171,814	149,255	148,468	128,727	380,801	277,195
Noninterest expense	230,127	220,923	210,834	199,242	207,915	195,369	451,050	403,284

Income before taxes	315,801	321,814	309,664	330,853	312,036	294,566	637,615	606,602
Income tax expense and TE adjustment	119,081	121,230	117,016	125,282	118,096	111,744	240,311	229,840

Net income	$196,720	$200,584	$192,648	$205,571	$193,940	$182,822	$397,304	$376,762

Unusual items (pretax)
Principal investment gains	$30,430	$33,825	$24,189	$13,537	$9,107	$10,323	$64,255	$19,430
Gain on sale of commercial leases	25,659	—	—	—		—	25,659	—
Commercial lease residual recovery	—	—	—	4,903	—	—	—	—

Total	$56,089	$33,825	$24,189	$18,440	$9,107	$10,323	$89,914	$19,430

Unusual items (after tax)
Principal investment gains	$19,780	$21,986	$15,723	$8,799	$5,919	$6,710	$41,766	$12,629
Gain on sale of commercial leases	16,678	—	—	—		—	16,678	—
Commercial lease residual recovery	—	—	—	3,187	—	—	—	—

Total	$36,458	$21,986	$15,723	$11,986	$5,919	$6,710	$58,444	$12,629

Average assets	$47,745	$46,222	$45,755	$44,754	$43,793	$42,083	$46,988	$42,943
Average equity	4,454	4,155	3,877	3,810	3,826	3,751	4,305	3,788
Average core deposits	8,017	8,228	8,488	8,537	8,544	8,799	8,122	8,671
Average total deposits	14,713	14,834	14,886	14,060	13,852	13,811	14,773	13,832
Return on average assets	1.65%	1.76%	1.67%	1.82%	1.78%	1.76%	1.71%	1.77%
Return on average equity	17.72	19.58	19.71	21.41	20.33	19.77	18.61	20.06
Efficiency ratio	39.79	41.21	38.74	38.81	41.25	41.52	40.48	41.38

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006		2005				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

National City Mortgage

Net interest income (TE)	$60,431	$61,761	$74,607	$90,355	$96,959	$103,129	$122,192	$200,088
(Benefit) provision for credit losses	(2,879)	6,148	4,965	1,552	387	30,531	3,269	30,918

Net interest income after provision	63,310	55,613	69,642	88,803	96,572	72,598	118,923	169,170
Noninterest income	22,567	(2,344)	149,343	162,082	332,031	223,268	20,223	555,299
Noninterest expense	169,681	166,739	186,530	208,878	183,361	180,116	336,420	363,477

(Loss) income before taxes	(83,804)	(113,470)	32,455	42,007	245,242	115,750	(197,274)	360,992
(Loss) income tax (benefit) expense and TE adjustment	(31,692)	(42,905)	12,255	15,866	92,689	30,641	(74,597)	123,330

Net (loss) income	($52,112)	($70,565)	$20,200	$26,141	$152,553	$85,109	($122,677)	$237,662

Average assets	$12,581	$12,088	$13,934	$14,971	$14,012	$15,203	$12,336	$14,604
Average equity	566	702	658	630	552	651	633	601
Average core deposits	3,452	3,128	3,924	4,509	4,165	3,752	3,290	3,960
Average total deposits	3,477	3,150	3,973	4,539	4,187	3,797	3,314	3,993
Return on average assets	(1.66)%	(2.37)%	.58%	.69%	4.37%	2.27%	(2.01)%	3.28%
Return on average equity	(36.94)	(40.79)	12.18	16.46	110.91	52.98	(39.06)	79.71
Efficiency ratio	204.44	280.63	83.29	82.74	42.74	55.18	236.23	48.12

Unusual items (pretax)
Changes in MSR model and assumptions	($55,983)	—	—	—	($20,259)	$59,363	($55,983)	$39,104

Total	($55,983)	—	—	—	($20,259)	$59,363	($55,983)	$39,104

Unusual items (after tax)
Changes in MSR model and assumptions	($36,389)	—	—	—	($13,168)	$38,586	($36,389)	$25,418
Tax accrual adjustments	—	—	—	—	—	13,100	—	13,100

Total	($36,389)	—	—	—	($13,168)	$51,686	($36,389)	$38,518

National Consumer Finance

Net interest income (TE)	$284,011	$296,663	$301,193	$315,683	$305,766	$309,102	$580,674	$614,868
Provision (benefit) for credit losses	17,829	9,285	27,802	21,395	(4,558)	7,977	27,114	3,419

Net interest income after provision	266,182	287,378	273,391	294,288	310,324	301,125	553,560	611,449
Noninterest income	136,462	69,280	85,699	50,783	85,111	81,914	205,742	167,025
Noninterest expense	164,683	160,166	146,605	134,240	147,648	122,143	324,849	269,791

Income before taxes	237,961	196,492	212,485	210,831	247,787	260,896	434,453	508,683
Income tax expense and TE adjustment	89,949	74,274	80,319	79,694	93,663	98,619	164,223	192,282

Net income	$148,012	$122,218	$132,166	$131,137	$154,124	$162,277	$270,230	$316,401

Average assets	$39,007	$40,430	$42,064	$43,143	$39,113	$37,543	$39,715	$38,332
Average equity	1,645	1,587	1,573	1,466	1,502	1,682	1,616	1,592
Average core deposits	425	327	251	288	156	89	376	123
Average total deposits	591	510	477	390	158	90	551	124
Return on average assets	1.52%	1.23%	1.25%	1.21%	1.58%	1.75%	1.37%	1.66%
Return on average equity	36.09	31.23	33.34	35.50	41.15	39.12	33.72	40.08
Efficiency ratio	39.17	43.77	37.89	36.63	37.77	31.24	41.31	34.50

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006		2005				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

National Consumer Finance Divisional Results:

First Franklin Origination, Sales, and Portfolio(1)

Net interest income (TE)	$178,577	$185,694	$196,100	$205,828	$200,467	$208,260	$364,271	$408,727
(Benefit) provision for credit losses	11,707	1,566	11,331	9,033	(8,452)	(1,501)	13,273	(9,953)

Net interest income after provision	166,870	184,128	184,769	196,795	208,919	209,761	350,998	418,680
Noninterest income	128,425	70,153	72,049	47,998	82,932	79,937	198,578	162,869
Noninterest expense	121,925	120,757	120,564	111,119	115,589	96,988	242,682	212,577

Income before taxes	173,370	133,524	136,254	133,674	176,262	192,710	306,894	368,972
Income tax expense and TE adjustment	65,534	50,472	51,504	50,529	66,627	72,845	116,006	139,472

Net income	$107,836	$83,052	$84,750	$83,145	$109,635	$119,865	$190,888	$229,500

Average assets	$21,030	$22,015	$23,192	$24,193	$21,665	$21,673	$21,521	$21,668
Average equity	764	773	774	775	857	1,077	768	967
Average core deposits	404	303	227	259	129	68	353	98
Average total deposits	569	485	452	360	129	68	527	98
Return on average assets	2.06%	1.53%	1.45%	1.36%	2.03%	2.24%	1.79%	2.14%
Return on average equity	56.60	43.57	43.45	42.62	51.31	45.11	50.08	47.87
Efficiency ratio	39.71	47.20	44.96	43.78	40.79	33.65	43.12	37.19

National Home Equity

Net interest income (TE)	$80,490	$86,606	$78,121	$80,722	$78,326	$76,400	$167,096	$154,726
Provision for credit losses	8,356	3,022	9,111	7,098	3,105	1,296	11,378	4,401

Net interest income after provision	72,134	83,584	69,010	73,624	75,221	75,104	155,718	150,325
Noninterest income	7,627	(1,252)	13,250	2,268	1,728	1,257	6,375	2,985
Noninterest expense	35,184	30,468	18,956	17,427	27,499	21,464	65,652	48,963

Income before taxes	44,577	51,864	63,304	58,465	49,450	54,897	96,441	104,347
Income tax expense and TE adjustment	16,850	19,605	23,929	22,100	18,692	20,751	36,455	39,443

Net income	$27,727	$32,259	$39,375	$36,365	$30,758	$34,146	$59,986	$64,904

Average assets	$14,180	$14,725	$15,146	$15,212	$13,960	$12,554	$14,451	$13,261
Average equity	565	489	442	342	309	280	528	294
Average core deposits	1	1	—	1	1	—	1	1
Average total deposits	1	1	—	1	1	—	1	1
Return on average assets	.78%	.89%	1.03%	.95%	.88%	1.10%	.84%	.99%
Return on average equity	19.68	26.73	35.37	42.14	39.92	49.50	22.93	44.45
Efficiency ratio	39.93	35.70	20.75	21.00	34.35	27.64	37.85	31.05

Other(2)

Net interest income (TE)	$24,944	$24,363	$26,972	$29,133	$26,973	$24,442	$49,307	$51,415
(Benefit) provision for credit losses	(2,234)	4,697	7,360	5,264	789	8,182	2,463	8,971

Net interest income after provision	27,178	19,666	19,612	23,869	26,184	16,260	46,844	42,444
Noninterest income	410	379	400	517	451	720	789	1,171
Noninterest expense	7,574	8,941	7,085	5,694	4,560	3,691	16,515	8,251

Income before taxes	20,014	11,104	12,927	18,692	22,075	13,289	31,118	35,364
Income tax expense and TE adjustment	7,565	4,197	4,886	7,065	8,344	5,023	11,762	13,367

Net income	$12,449	$6,907	$8,041	$11,627	$13,731	$8,266	$19,356	$21,997

Average assets	$3,797	$3,690	$3,726	$3,738	$3,488	$3,316	$3,743	$3,403
Average equity	316	325	357	349	336	325	320	331
Average core deposits	20	23	24	28	26	21	22	24
Average total deposits	21	24	25	29	28	22	23	25
Return on average assets	1.32%	.76%	.86%	1.23%	1.58%	1.01%	1.04%	1.30%
Return on average equity	15.83	8.62	8.93	13.20	16.38	10.32	12.19	13.42
Efficiency ratio	29.87	36.14	25.88	19.20	16.63	14.67	32.97	15.69

(1)	Includes the Altegra and Loan Zone portfolios

(2)	Includes National City Warehouse Resources and National Recreation Finance

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006		2005				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

Asset Management

Net interest income (TE)	$31,166	$30,963	$30,376	$29,629	$29,220	$29,067	$62,129	$58,287
(Benefit) provision for credit losses	(3,767)	703	5,353	526	1,196	560	(3,064)	1,756

Net interest income after provision	34,933	30,260	25,023	29,103	28,024	28,507	65,193	56,531
Noninterest income	92,816	85,182	83,671	84,936	90,782	84,595	177,998	175,377
Noninterest expense	81,125	79,930	86,822	83,910	76,618	79,047	161,055	155,665

Income before taxes	46,624	35,512	21,872	30,129	42,188	34,055	82,136	76,243
Income tax expense and TE adjustment	17,624	13,424	8,267	11,389	15,947	12,873	31,048	28,820

Net income	$29,000	$22,088	$13,605	$18,740	$26,241	$21,182	$51,088	$47,423

Average assets	$3,681	$3,625	$3,600	$3,477	$3,356	$3,295	$3,653	$3,326
Average equity	447	448	455	456	453	450	447	452
Average core deposits	1,975	1,947	1,861	1,807	1,888	1,943	1,961	1,915
Average total deposits	2,137	2,076	2,001	1,941	2,018	2,070	2,107	2,044
Return on average assets	3.16%	2.47%	1.50%	2.14%	3.14%	2.61%	2.82%	2.88%
Return on average equity	26.02	20.01	11.86	16.32	23.23	19.08	23.03	21.18
Efficiency ratio	65.43	68.82	76.13	73.24	63.85	69.55	67.07	66.62

Parent and Other

Net interest expense (TE)	($73,466)	($67,093)	($73,882)	($74,812)	($93,443)	($104,747)	($140,559)	($198,190)
Benefit related to credit losses	(8,431)	(11,025)	(14,249)	(515)	(14,410)	(8,541)	(19,456)	(22,951)

Net interest expense after provision	(65,035)	(56,068)	(59,633)	(74,297)	(79,033)	(96,206)	(121,103)	(175,239)
Noninterest income	44,812	94,847	31,293	36,653	89,373	78,496	139,659	167,869
Noninterest expense	124,383	99,535	245,579	114,621	162,904	175,890	223,918	338,794

Loss before taxes	(144,606)	(60,756)	(273,919)	(152,265)	(152,564)	(193,600)	(205,362)	(346,164)
Income tax benefit and TE adjustment	(84,161)	(66,715)	(151,639)	(77,572)	(97,922)	(85,903)	(150,876)	(183,825)

Net (loss) income	($60,445)	$5,959	($122,280)	($74,693)	($54,642)	($107,697)	($54,486)	($162,339)

Unusual items (pretax)
Straight-line operating lease rent adjustment	—	—	—	—	—	($28,997)	—	($28,997)
Severance and related charges	($8,588)	($3,706)	($49,129)	($5,431)	($5,138)	(8,215)	($12,294)	(13,353)
Charitable Foundation contribution	—	—	(29,945)	—	—	—	—	—
Principal investment losses	(6,000)	—	—	—	—	—	(6,000)	—
UAL Guarantee reversal	3,527	31,333	—	—	—	—	34,860	—
Gain (loss) on the securitization of automobile receivables	—	3,464	(28,708)	—	—	—	3,464	—
Auto lease residual recovery	—	—	—	20,577	1,774	—	—	1,774
Bank stock fund gains (losses)	1	11,122	2,943	(404)	2,122	8,479	11,123	10,601

Total	($11,060)	$42,213	($104,839)	$14,742	($1,242)	($28,733)	$31,153	($29,975)

Unusual items (after tax)
Straight-line operating lease rent adjustment	—	—	—	—	—	($18,848)	—	($18,848)
Severance and related charges	($5,582)	($2,409)	($31,934)	($3,530)	($3,341)	(5,341)	($7,991)	(8,682)
Charitable Foundation contribution	—	—	(19,464)	—	—	—	—	—
Tax accrual adjustments	3,220	5,855	24,664	(11,259)	—	(15,669)	9,075	(15,669)
Principal investment losses	(3,900)	—	—	—	—	—	(3,900)	—
UAL Guarantee reversal	2,293	20,367	—	—	—	—	22,660	—
Gain (loss) on the securitization of automobile receivables	—	2,252	(18,661)	—	—	—	2,252	—
Auto lease residual recovery	—	—	—	13,375	1,153	—	—	1,153
Bank stock fund gains (losses)	1	7,229	1,914	(263)	1,379	5,511	7,230	6,890

Total	($3,968)	$33,294	($43,481)	($1,677)	($809)	($34,347)	$29,326	($35,156)

Average assets	$12,526	$12,654	$13,714	$15,122	$15,724	$16,623	$12,590	$16,171
Average core deposits	246	(55)	(196)	129	402	834	98	616
Average total deposits	5,906	7,423	8,239	10,012	7,217	9,448	6,661	8,327

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006		2005				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

Consolidated

Net interest income (TE)	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$2,351,343	$2,327,416
Provision for credit losses	59,917	27,043	131,868	55,452	25,827	70,447	86,960	96,274

Net interest income after provision	1,107,646	1,156,737	1,060,080	1,151,658	1,144,652	1,086,490	2,264,383	2,231,142
Noninterest income	784,081	655,647	777,260	746,423	981,028	799,608	1,439,728	1,780,636
Noninterest expense	1,175,967	1,142,312	1,271,100	1,158,051	1,181,393	1,144,766	2,318,279	2,326,159

Income before taxes	715,760	670,072	566,240	740,030	944,287	741,332	1,385,832	1,685,619
Income tax expense and TE adjustment	242,834	211,265	168,111	262,199	319,160	257,190	454,099	576,350

Net income	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142	$931,733	$1,109,269

Unusual items (pretax)
Auto lease residual recovery	—	—	—	$20,577	$1,774	—	—	$1,774
Gain (loss) on the securitization of automobile receivables	—	$3,464	($28,708)	—	—	—	$3,464	—
Gain on sale of commercial leases	$25,659	—	—	—	—	—	25,659	—
Commercial lease residual recovery	—	—	—	4,903	—	—	—	—
Principal investment gains (losses)	24,430	33,825	24,189	13,537	9,107	$10,323	58,255	19,430
UAL Guarantee reversal	3,527	31,333	—	—	—	—	34,860	—
Straight-line operating lease rent adjustment	—	—	—	—	—	(28,997)	—	(28,997)
Severance and related charges, net	(8,588)	(3,706)	(49,129)	(5,431)	(5,138)	(8,215)	(12,294)	(13,353)
Gain on sale of Madison Bank & Trust	—	—	—	16,001	—	—	—	—
Charitable Foundation contribution	—	—	(29,945)	—	—	—	—	—
Changes in MSR model and assumptions	(55,983)	—	—	—	(20,259)	59,363	(55,983)	39,104
Bank stock fund gains (losses)	1	11,122	2,943	(404)	2,122	8,479	11,123	10,601

Total	($10,954)	$76,038	($80,650)	$49,183	($12,394)	$40,953	$65,084	$28,559

Unusual items (after tax)
Auto lease residual recovery	—	—	—	$13,375	$1,153	—	—	$1,153
Gain (loss) on the securitization of automobile receivables	—	$2,252	($18,661)	—	—	—	$2,252	—
Gain on sale of commercial leases	$16,678	—	—	—	—	—	16,678	—
Commercial lease residual recovery	—	—	—	3,187	—	—	—	—
Principal investment gains (losses)	15,880	21,986	15,723	8,799	5,919	$6,710	37,866	12,629
UAL Guarantee reversal	2,293	20,367	—	—	—	—	22,660	—
Straight-line operating lease rent adjustment	—	—	—	—	—	(18,848)	—	(18,848)
Severance and related charges, net	(5,582)	(2,409)	(31,934)	(3,530)	(3,341)	(5,341)	(7,991)	(8,682)
Gain on sale of Madison Bank & Trust Co.	—	—	—	10,401	—	—	—	—
Charitable Foundation contribution	—	—	(19,464)	—	—	—	—	—
Changes in MSR model and assumptions	(36,389)	—	—	—	(13,168)	38,586	(36,389)	25,418
Tax accrual adjustments	3,220	5,855	24,664	(11,259)	—	(2,569)	9,075	(2,569)
Bank stock fund gains (losses)	1	7,229	1,914	(263)	1,379	5,511	7,230	6,890

Total	($3,899)	$55,280	($27,758)	$20,710	($8,058)	$24,049	$51,381	$15,991

Average assets	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$139,710	$139,098
Average equity	12,565	12,468	12,549	12,980	12,752	12,779	12,517	12,765
Average core deposits	69,434	67,979	68,160	68,462	67,728	67,109	68,711	67,420
Average total deposits	82,807	82,987	84,018	84,759	80,622	81,522	82,897	81,070
Return on average assets	1.35%	1.33%	1.10%	1.31%	1.80%	1.42%	1.34%	1.61%
Return on average total equity	15.10	14.92	12.59	14.61	19.66	15.37	15.01	17.52
Efficiency ratio	60.29	62.50	64.85	59.25	55.03	58.94	61.36	56.89

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005

ASSETS
Available for sale securities, at cost	$7,854	$7,889	$7,661	$7,635	$7,744	$7,779	$7,796	$7,698	$7,478	$7,409	$7,447	$7,493	$7,582

Portfolio loans:
Commercial	$29,045	$28,656	$28,429	$27,644	$27,447	$27,355	$27,437	$27,586	$27,326	$27,437	$27,375	$27,467	$27,542
Commercial construction	3,585	3,520	3,415	3,410	3,456	3,414	3,340	3,295	3,202	3,077	3,058	3,112	3,056
Commercial real estate	12,197	12,119	11,981	11,922	11,964	12,175	12,254	12,064	12,138	12,036	12,142	12,027	11,758
Residential real estate	31,368	31,842	32,225	32,890	33,118	32,774	32,672	32,809	32,882	33,459	33,872	33,278	32,096
Home equity lines of credit	16,798	17,070	17,400	20,524	20,932	21,477	21,435	21,345	22,630	22,450	22,180	21,861	21,491
Credit card and other unsecured lines of credit	2,577	2,529	2,479	2,484	2,505	2,555	2,519	2,436	2,453	2,421	2,409	2,369	2,303
Other consumer	5,902	6,033	6,101	6,050	6,057	5,978	5,678	5,771	7,990	7,934	7,704	7,504	7,615

Total portfolio loans	$101,472	$101,769	$102,030	$104,924	$105,479	$105,728	$105,335	$105,306	$108,621	$108,814	$108,740	$107,618	$105,861

Loans held for sale or securitization:
Commercial	$100	$66	$39	$13	$11	$11	$14	$33	$27	$17	$25	$12	$9
Commercial real estate	107	108	213	136	47	73	121	174	72	49	66	136	197
Residential real estate:
National City Mortgage	5,850	5,825	5,605	5,220	5,327	6,014	6,784	7,069	7,442	8,271	8,334	8,277	7,360
First Franklin	3,133	2,693	2,481	2,278	2,061	2,603	2,642	2,920	3,408	3,314	2,688	2,665	2,488
National Home Equity	652	592	427	258	124	—	—	—	—	—	—	—	—

Total residential real estate loans held for sale	9,635	9,110	8,513	7,756	7,512	8,617	9,426	9,989	10,850	11,585	11,022	10,942	9,848
Automobile loans	—	—	—	—	—	—	—	2,178	—	—	—	—	—
Credit card loans	—	—	—	398	425	425	415	207	—	—	426	420	214
Home equity lines of credit	3,746	3,574	3,055	407	613	—	—	—	47	—	—	—	—
Student loans	4	3	4	4	4	4	4	3	4	8	6	2	—

Total loans held for sale or securitization	$13,592	$12,861	$11,824	$8,714	$8,612	$9,130	$9,980	$12,584	$11,000	$11,659	$11,545	$11,512	$10,268

LIABILITIES
Deposits:
Noninterest bearing	$16,960	$16,861	$17,355	$16,830	$16,607	$16,844	$17,606	$17,809	$17,844	$18,336	$18,905	$18,865	$18,483
NOW and money market accounts	28,865	28,731	29,023	28,603	28,201	28,282	28,401	28,115	27,963	28,046	28,237	28,409	28,522
Savings accounts	2,012	2,038	2,077	2,098	2,089	2,128	2,172	2,185	2,211	2,250	2,303	2,356	2,402
Consumer time	21,671	21,534	21,188	20,959	20,684	20,574	20,370	20,115	19,688	19,567	19,332	18,770	18,479

Core deposits	69,508	69,164	69,643	68,490	67,581	67,828	68,549	68,224	67,706	68,199	68,777	68,400	67,886
Other	5,249	6,167	6,136	6,453	6,553	6,612	6,863	6,753	7,253	7,352	7,105	6,612	6,190
Foreign	8,696	7,383	6,478	6,771	8,976	9,709	7,729	9,479	9,510	8,680	9,612	9,523	7,569

Total deposits	$83,453	$82,714	$82,257	$81,714	$83,110	$84,149	$83,141	$84,456	$84,469	$84,231	$85,494	$84,535	$81,645

Federal funds borrowed and security repurchase agreements	$5,759	$4,773	$4,811	$5,684	$5,891	$6,988	$7,541	$8,986	$7,953	$7,645	$8,200	$8,072	$6,353
Borrowed funds	2,373	3,602	2,298	1,968	2,635	1,981	3,059	2,401	3,124	3,585	1,514	1,318	2,232
Long-term debt	32,925	32,940	33,402	33,128	31,374	30,622	31,452	31,394	32,501	33,105	33,094	33,311	33,663

Memo:
Noninterest bearing escrow balances	$4,218	$4,006	$4,031	$3,824	$3,620	$3,506	$4,136	$4,346	$4,555	$4,790	$5,157	$4,944	$4,603
Interest bearing escrow balances	209	190	183	162	154	156	159	152	134	132	152	129	147
Noninterest bearing deposits excluding escrow balances	12,742	12,855	13,324	13,006	12,987	13,338	13,470	13,463	13,289	13,546	13,748	13,921	13,880
Core deposits excluding escrow balances	65,081	64,968	65,429	64,504	63,807	64,166	64,254	63,726	63,017	63,277	63,468	63,327	63,136

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005

COMMON STOCK ROLLFORWARD
Beginning balance	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4
Shares issued under stock award plans	.9	1.9	.8	.9	1.3	.9	.5	.4	.1	.4	.7	1.4	.9
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	—	—	—	.4	—	1.2
Shares repurchased under repurchase authorizations	(5.6)	(1.2)	(.9)	(1.0)	(4.4)	(2.1)	(.4)	(4.6)	(9.7)	(6.3)	(3.9)	—	(1.4)
Shares exchanged for stock award plans	(.1)	(.3)	(.4)	(.2)	(.4)	—	(.1)	(.1)	—	—	(.1)	(.5)	(.4)
Other	—	—	—	—	—	—	—	—	—	—	.1	—	—

Ending Balance	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	5.6	1.2	.9	1.0	4.4	2.1	.4	4.6	9.7	6.3	3.9	—	1.4
Average price per share of repurchased common shares	$36.12	$37.00	$34.92	$34.62	$34.05	$33.96	$33.78	$32.70	$32.64	$34.79	$36.12	—	$33.85
Total cost	$204.3	$44.4	$30.6	$35.8	$149.6	$70.7	$14.0	$150.4	$315.5	$216.2	$142.4	—	$49.0
Common shares remaining under authorization	18.4	24.0	25.2	26.1	27.1	31.5	33.6	34.0	38.6	8.3	14.6	18.5	18.5

Shares outstanding:
Average basic	608.9	610.3	609.8	609.6	610.9	615.1	615.1	615.7	623.8	633.0	637.3	637.2	636.8
Average diluted	617.5	619.4	617.7	617.7	618.6	622.7	622.8	622.8	630.4	641.6	646.5	645.9	644.0
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005

Line of business staff:
Consumer and Small Business Financial Services	12,692	12,482	12,495	12,488	12,418	12,437	12,315	12,274	12,359	12,700	12,916	12,917	12,980
Wholesale Banking	2,359	2,364	2,369	2,377	2,373	2,409	2,415	2,425	2,416	2,415	2,415	2,402	2,388
National City Mortgage	7,088	7,268	7,344	7,305	7,345	7,352	7,673	7,703	7,749	7,831	7,929	7,956	7,956
National Consumer Finance
First Franklin Financial Corporation	2,451	2,390	2,390	2,406	2,432	2,412	2,571	2,676	2,681	2,716	2,733	2,696	2,598
National City Home Loan Services	579	560	554	518	510	517	510	510	447	442	437	413	398
National Home Equity	469	468	474	484	488	494	503	504	507	514	526	517	497
Other(2)	78	128	129	133	133	134	138	146	147	149	150	148	144

Total National Consumer Finance	3,577	3,546	3,547	3,541	3,563	3,557	3,722	3,836	3,782	3,821	3,846	3,774	3,637
Asset Management	1,518	1,525	1,532	1,520	1,511	1,502	1,506	1,526	1,519	1,518	1,538	1,551	1,568

Corporate support staff(3)	6,717	6,598	6,575	6,617	6,596	6,602	6,639	6,706	6,763	6,848	6,931	6,998	6,964

Total Employees	33,951	33,783	33,862	33,848	33,806	33,859	34,270	34,470	34,588	35,133	35,575	35,598	35,493

(1)	Represents period-end, active, full-time equivalent employees

(2)	Includes National City Warehouse Resources and National Recreation Finance

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005

Average Total Deposits(1)	$56,151	$55,776	$56,028	$55,498	$54,770	$54,694	$54,951	$54,463	$53,912	$53,909	$53,893	$53,651	$53,437

DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,084	$3,117	$3,306	$3,252	$3,210	$3,147	$3,135	$3,096	$3,136	$3,187	$3,192	$3,284	$3,265
Number of accounts(3)	1,717	1,711	1,715	1,726	1,733	1,737	1,737	1,747	1,759	1,765	1,770	1,762	1,764

Interest Bearing Checking
Average total balance	$8,111	$8,097	$8,326	$8,098	$7,929	$8,010	$8,035	$7,900	$7,852	$7,869	$7,888	$7,961	$7,999
Number of accounts(3)	1,061	1,044	1,025	1,008	991	979	969	961	947	938	922	909	897

Money Market Savings
Average total balance	$13,729	$13,722	$13,697	$13,683	$13,556	$13,481	$13,376	$13,261	$13,259	$13,349	$13,538	$13,711	$13,769
Number of accounts(3)	888	869	851	836	815	794	779	768	757	748	739	728	710

Regular savings
Average total balance	$1,764	$1,793	$1,819	$1,833	$1,815	$1,839	$1,864	$1,896	$1,924	$1,956	$2,011	$2,066	$2,114
Number of accounts(3)	583	591	599	607	616	624	634	642	652	663	673	686	696

Business Deposits:
Average total balance	$8,542	$8,260	$8,289	$8,285	$8,200	$8,324	$8,775	$8,774	$8,655	$8,584	$8,501	$8,405	$8,356
Number of accounts(3)	395	394	392	390	388	387	387	387	386	385	383	383	382

Time Deposits:
Average total balance	$20,829	$20,692	$20,506	$20,259	$19,980	$19,828	$19,692	$19,475	$19,031	$18,916	$18,710	$18,168	$17,881
Number of accounts(3)	1,039	1,038	1,032	1,022	1,013	1,007	1,005	1,004	996	985	990	976	967

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	2,340	2,421	1,966	2,702	3,853	1,792	1,854	1,879	2,148	1,939	3,556	2,676	2,020
Other(5)	2,057	2,264	1,689	1,570	1,022	997	879	969	1,075	1,253	1,673	1,405	1,616
Home equity and other lines of credit	6,541	6,577	6,912	6,193	4,581	4,157	5,044	5,527	6,466	7,326	7,016	7,261	7,667

Total consumer loan originations	10,938	11,262	10,567	10,465	9,456	6,946	7,777	8,375	9,689	10,518	12,245	11,342	11,303

BANK BRANCHES AND OTHER
Total bank branches	1,245	1,243	1,231	1,230	1,230	1,227	1,220	1,220	1,221	1,217	1,216	1,220	1,221
ATMs	1,968	1,967	1,954	1,949	1,945	1,938	1,935	1,934	1,933	1,930	1,933	1,931	1,933
Online banking customers	1,462,992	1,421,577	1,390,907	1,359,249	1,328,120	1,298,121	1,276,855	1,261,859	1,242,613	1,224,089	1,197,112	1,163,100	1,135,539

(1)	Restated to reflect the reassignement of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$61,230	$62,131	$62,669	$66,748	$66,047	$65,010	$64,290	$63,914	$65,084	$64,831	$64,298	$63,288	$63,235
Estimated change due to market impact	(551)	(594)	452	939	6	1,039	316	1,146	(488)	243	(122)	821	228
Other activity, net	(1,462)	(307)	(990)	(5,018)	695	(2)	404	(770)	(682)	10	655	189	(175)

Value at end of period	59,217	61,230	62,131	62,669	66,748	66,047	65,010	64,290	63,914	65,084	64,831	64,298	63,288

Non-managed assets:
Value at beginning of period	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383
Estimated change due to market impact	(168)	(192)	456	306	(14)	934	269	896	(713)	(299)	(159)	1,128	(24)
Other activity, net	(204)	421	(70)	4,372	(133)	(197)	252	(213)	108	11	(422)	(347)	(120)

Value at end of period	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239

Total assets at end of period	$107,478	$109,863	$110,535	$110,687	$110,088	$109,534	$107,760	$106,519	$105,460	$107,235	$107,270	$107,318	$105,527

Proprietary mutual fund assets (included above)	$11,848	$11,833	$11,828	$12,198	$12,078	$12,040	$12,213	$11,567	$11,653	$11,900	$11,953	$11,936	$12,254
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005

ORIGINATION AND SALES DATA
Applications(1)	$5,979	$6,508	$6,017	$7,137	$5,517	$5,648	$4,579	$6,029	$6,330	$7,244	$8,023	$8,113	$9,956

Percentage of applications represented by refinances	46%	46%	45%	47%	49%	53%	53%	50%	53%	55%	52%	52%	56%

Originations:
Retail	$2,625	$2,571	$2,294	$2,398	$1,994	$1,803	$2,253	$2,462	$2,710	$2,828	$3,378	$3,078	$3,346
Wholesale	1,343	1,336	1,260	1,438	1,138	1,107	1,444	1,392	1,790	2,118	2,705	2,511	2,370
Less: portfolio loan originations(2)	(404)	(408)	(427)	(430)	(373)	(334)	(395)	(423)	(465)	(460)	(584)	(494)	(583)

Total originations for sale	$3,564	$3,499	$3,127	$3,406	$2,759	$2,576	$3,302	$3,431	$4,035	$4,486	$5,499	$5,095	$5,133

Percentage of originations represented by refinances	43%	46%	48%	50%	55%	55%	48%	51%	54%	51%	53%	51%	47%

Loan Sales:
Loans sold servicing retained	$2,868	$2,549	$2,167	$2,198	$3,028	$3,010	$3,347	$2,863	$4,579	$4,558	$4,382	$4,174	$4,065
Loans sold servicing released	235	237	266	258	161	108	202	242	164	177	159	162	163

Total loan sales	$3,103	$2,786	$2,433	$2,456	$3,189	$3,118	$3,549	$3,105	$4,743	$4,735	$4,541	$4,336	$4,228

SERVICING DATA
Mortgage loans serviced for third parties	$161,096	$160,652	$160,777	$160,983	$161,380	$160,441	$159,580	$159,040	$159,230	$158,039	$157,067	$157,159	$156,938

(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN STATISTICS(1)
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005

ORIGINATION AND SALES DATA

Applications(2)	$4,583	$4,137	$3,348	$3,633	$3,233	$3,123	$3,605	$3,711	$4,100	$4,737	$4,811	$4,665	$5,813

Originations:
Total loan originations	$2,696	$2,290	$1,790	$2,036	$1,777	$1,765	$2,327	$2,203	$2,580	$2,764	$3,005	$3,017	$3,430
Less: portfolio loan originations	(1)	—	—	(222)	(199)	(459)	(223)	(654)	(560)	(295)	(319)	(1,244)	(1,388)

Total originations for sale	$2,695	$2,290	$1,790	$1,814	$1,578	$1,306	$2,104	$1,549	$2,020	$2,469	$2,686	$1,773	$2,042

Percentage of originations represented by refinances	24%	27%	29%	31%	34%	36%	32%	33%	33%	27%	29%	28%	28%

Weighted-average note rate	8.29%	8.29%	8.23%	8.19%	8.14%	8.10%	8.00%	7.83%	7.52%	7.37%	7.25%	6.99%	6.96%
Weighted-average credit score(3)	652	649	653	654	651	652	655	652	654	657	658	659	658

Sales to third parties:
Loans sold servicing retained	$464	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415	$1,944	$1,481
Loans sold servicing released	1,928	—	—	—	—	—	—	—	—	—	—	—	—

Total Loan sales	$2,392	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415	$1,944	$1,481

Total loan sale revenue	$59	$25	$29	$26	$23	$11	$29	$18	$23	$7	$14	$20	$30

PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$16,583	$17,281	$17,918	$18,254	$18,693	$18,774	$18,681	$18,801	$19,046	$19,490	$19,947	$19,560	$18,880
Weighted-average note rate	7.48%	7.45%	7.41%	7.34%	7.29%	7.25%	7.18%	7.12%	7.04%	6.97%	6.89%	6.85%	6.81%
Weighted-average loan size	$102,939	$103,645	$104,339	$106,513	$108,389	$109,371	$110,417	$111,752	$113,700	$116,404	$119,340	$120,756	$122,336
Weighted-average credit score(3)(5)	645	645	647	647	647	646	652	652	652	652	652	651	651
First-lien weighted-average loan-to-value ratio(6)	77.31%	77.37%	77.44%	77.48%	77.55%	77.57%	77.57%	77.58%	77.60%	77.66%	77.71%	77.69%	77.66%

SERVICING DATA
Mortgage loans serviced for third parties	$23,288	$23,287	$22,021	$20,232	$19,391	$18,266	$16,909	$15,105	$13,799	$10,958	$7,895	$7,633	$5,804

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Includes loans originated for sale and to be held in portfolio

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	These loans are retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.